PURCHASE AND SALE AGREEMENT

Community Names:

Brookside Village, Berwick, Pennsylvania

Pleasant View Estates, Bloomsburg, Pennsylvania

Maple Manor, Taylor, Pennsylvania

Moosic Heights, Avoca, Pennsylvania

Oakwood Lake Village, Tunkhannock, Pennsylvania

Date:  October 31, 2010

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Page

ARTICLE 1

SALE OF PROPERTY

1

ARTICLE 2

PURCHASE

1

2.1

Deposit Money

1

2.2

Cash at Closing

1

ARTICLE 3

TITLE MATTERS

2

3.1

Title Defects

2

3.1.1

Certain Exceptions to Title

2

3.1.2

Discharge of Title Objections

2

3.2

Title Insurance

3

ARTICLE 4

BUYER’S DUE DILIGENCE/CONDITION OF THE PROPERTY

3

4.1

Termination of Agreement During Due Diligence Period

3

4.2

Property Sold “As Is”

3

4.3

Buyer’s Reports

4

4.4

Survival

4

ARTICLE 5

ADJUSTMENTS AND PRORATIONS

4

5.1

Lease Rentals and Other Revenues

4

5.1.1

Definition of “Revenues”

4

5.1.2

Revenues

4

5.2

Real Estate Taxes and Other Fees and Assessments

5

5.3

Other Property Operating Expenses

5

5.4

Tenant Deposits, Fees and Charges

5

5.5

Closing Costs

5

5.6

Lease Expenses

6

5.7

Apportionment Credit

6

5.8

Recourse Notes

6

5.9

Sold Homes and Additional Homes

6

ARTICLE 6

CLOSING

7

6.1

Closing Date

7

6.2

Title Transfer and Payment of Purchase Price

8

6.3

Seller’s Closing Deliveries

8

6.4

Buyer’s Closing Deliveries

9

ARTICLE 7

CONDITIONS TO CLOSING

10

7.1

Conditions to Seller’s Obligations

10

7.2

Conditions to Buyer’s Obligations

10

7.3

Waiver of Failure of Conditions Precedent

10

7.4

Approvals not a Condition to Buyer’s Performance

11

ARTICLE 8

REPRESENTATIONS AND WARRANTIES

11

8.1

Buyer’s Representations

11

8.1.1

Buyer’s Authorization

11

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(continued)

Page

8.1.2

Buyer’s Financial Condition

11

8.1.3

Executive Order 13224

11

8.1.4

Buyer’s Recertification of Buyer’s Warranties

11

8.2

Seller’s Representations

11

8.2.1

Seller’s Authorization

11

8.2.2

Litigation

12

8.2.3

Contracts

12

8.2.4

Rent Roll; Operating Statements

12

8.2.5

Personal Property

12

8.2.6

Pending Condemnation

12

8.2.7

Violations

12

8.3

General Provisions

12

8.3.1

No Representation as to Leases

12

8.3.2

Definition of “Seller’s Knowledge” and “Written Notice” to Seller

12

8.3.3

Seller’s Representations Deemed Modified

13

8.3.4

Seller’s Recertification of Seller’s Warranties

13

8.3.5

Notice of Breach; Seller’s Right to Cure

13

8.3.6

Survival; Limitation on Seller’s Liability

14

ARTICLE 9

COVENANTS

14

9.1

Buyer’s Covenants

14

9.1.1

Buyer’s Indemnity; Delivery of Reports

14

9.1.2

“ARC” Name

14

9.1.3

Inquiries Regarding Communities; Access

14

9.1.4

Employees

15

9.2

Seller’s Covenants

15

9.2.1

Contracts

15

9.2.2

Maintenance of Property

15

9.2.3

Termination of Management Agreement

15

9.2.4

Leasing and Sales

15

9.2.5

Seller’s Cure Obligation

15

9.2.6

Lease Enforcement

15

9.2.7

Fictitious Names/Telephone Numbers

16

9.3

Mutual Covenants

16

9.3.1

Confidentiality; Access

16

9.3.2

Publicity

16

9.3.3

Brokers

16

9.3.4

Tax Protests; Tax Refunds and Credits

16

9.4

Survival

17

ARTICLE 10

DEFAULT

17

10.1

Buyer’s Default

17

10.2

Seller’s Default

17

10.3

Post-Closing Defaults

18

ARTICLE 11

CONDEMNATION/CASUALTY

18

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(continued)

Page

11.1

Condemnation

18

11.1.1

Right to Terminate

18

11.1.2

Assignment of Proceeds

18

11.2

Destruction or Damage

18

11.3

Insurance

19

11.4

Effect of Termination

19

11.5

Waiver

19

ARTICLE 12

ESCROW

19

12.1

Investment of Escrow Deposits

19

12.2

Delivery of Escrow Deposits

19

12.2.1

Upon Closing

19

12.2.2

If Closing Does Not Occur

19

12.3

Escrow Agent as Stakeholder

20

12.4

Income Taxes on Escrow Deposits

20

12.5

Escrow Agent Acknowledgment

20

12.6

Interest on Deposit

20

ARTICLE 13

MISCELLANEOUS

20

13.1

Assignment

20

13.2

Designation Agreement

20

13.2.1

Reporting Person

21

13.2.2

Furnish Information

21

13.2.3

Seller’s Taxpayer Identification Number

21

13.2.4

Retention of Agreement

21

13.2.5

Agent Acknowledgment

21

13.3

Survival/Merger

21

13.4

Integration; Waiver

21

13.5

Governing Law

21

13.6

Captions Not Binding; Exhibits

21

13.7

Binding Effect

21

13.8

Severability

22

13.9

Notices

22

13.10

Counterparts

23

13.11

No Recordation

23

13.12

Additional Agreements; Further Assurances

23

13.13

Construction

23

13.14

Business Day

23

13.15

Maximum Aggregate Liability

23

13.16

JURISDICTION

24

13.17

WAIVER OF JURY TRIAL

24

13.18

Facsimile Signatures

24

13.19

Attorneys’ Fees

24

13.20

Time

24

13.21

Waiver of Tender

24

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EXHIBITS

Schedule 1

Index of Defined Terms

Schedule 2

Defined Terms

Schedule 3

Community Name, Seller and FEIN No.

Exhibit A

Legal Description

Exhibit B

List of Contracts

Exhibit C

Form of Deed

Exhibit D

Form of Bill of Sale

Exhibit E

Form of Assignment of Leases

Exhibit F

Form of Assignment of Intangible Property

Exhibit G

Form of Notice to Tenants

Exhibit H

Form of FIRPTA Affidavit

Exhibit I

Survey

Exhibit J

Notices of Litigation and Condemnation

Exhibit K

Confidentiality Agreement

Exhibit L

Access Agreement

Exhibit M

Schedule of Personal Property

Exhibit N

Form of Notice to Vendors

Exhibit O

Other Section 6.2 Prorations

Exhibit P

Homes

Exhibit Q

Notes

Exhibit R

Recourse Notes

Exhibit S

Additional Homes

Exhibit T

Form of Indemnity

Exhibit U

Form of Assignment of Supplemental Agreements

Exhibit V

Title Policies

Exhibit W

Violations

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PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is made to be effective as of October

__, 2010, by ARCPA PROPERTIES LLC, a Delaware limited liability company (“Seller”), and UMH PROPERTIES, INC., a Maryland corporation (“Buyer”).

W I T N E S S E T H:

In consideration of the mutual covenants and agreements set forth herein the parties hereto do hereby agree as provided in this Agreement.  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms as set forth on Schedule 2 attached hereto.

ARTICLE 1  SALE OF PROPERTY

Seller agrees to sell, transfer and assign, and Buyer agrees to purchase, accept and assume, subject to the Permitted Exceptions and the terms and conditions set forth in this Agreement and the Exhibits attached hereto, all of Seller’s right, title and interest in and to the Property.  Buyer and Seller acknowledge and agree that the Notes, the Recourse Notes (subject to Section 5.8 below) and the Homes shall be transferred to Buyer as part of the Transaction, subject to the terms of any agreement with any tenant relating to any Home(s).  If the Property includes more than one Community:  (a) the obligations of the individual Community owners comprising Seller shall be several (not joint and several) obligations, and no such individual Community owner shall be liable for any obligation of Seller hereunder relating to any Community other than the Community owned by such individual Community owner; and (b) references to the “Property” shall be interpreted as if followed by the words “or the applicable Community, as appropriate”; and (c) any termination of this Agreement for any reason whatsoever shall be a termination of this Agreement as to all Communities comprising the Property.

ARTICLE 2  PURCHASE

The purchase price (the “Purchase Price”) to be paid by Buyer for the Property is Twenty-Five Million and no/100 dollars ($25,000,000.00).  The Purchase Price shall be paid in the following manner:

2.1

Deposit Money.  Buyer shall deposit earnest money as herein provided in the aggregate amount of $500,000.00 (together with all interest earned thereon, the “Deposit”).  Within one (1) business day following the full and final execution of this Agreement and as a condition precedent to the effectiveness of this Agreement, Buyer shall deposit $200,000.00 of the Deposit in immediately available funds with Escrow Agent.  No later than one (1) business day following the expiration or earlier termination of the Due Diligence Period, Buyer shall deposit with the Escrow Agent the additional $300,000.00 of the Deposit in immediately available funds as an additional deposit.  The Deposit shall be held and delivered by Escrow Agent in accordance with the provisions of Article 12.  Any interest earned on the Deposit shall be considered a part of the Deposit.  Except as otherwise set forth herein, the Deposit shall be applied against the Purchase Price at Closing.

2.2

Cash at Closing.  On the Closing Date, Buyer shall pay to Seller an amount equal to the Purchase Price, subject to the prorations and adjustments set forth in Article 5 or as otherwise provided under this Agreement, plus any other amounts required to be paid by Buyer at Closing, in immediately available funds by wire transfer as more particularly set forth in Section 6.2.

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ARTICLE 3  TITLE MATTERS

3.1

Title Defects.

3.1.1

Certain Exceptions to Title.  Seller shall cause to be delivered to Buyer within twenty (20) days after the date of this Agreement the Title Commitment and Title Documents from the Title Company.  Buyer shall have the right to object in writing to any title matters that are not Permitted Exceptions (herein collectively called the “Other Exceptions”) shown on the Title Commitment, Title Documents and Survey by written notice to Seller given no later than five (5) business days after the later of the delivery of the Title Commitment and the Title Documents, and to any Other Exceptions first appearing on any subsequent update to the Title Commitment, Title Documents or Survey within five (5) business days after Buyer obtains knowledge thereof or is Deemed to Know of their existence, but in any event no later than the Closing Date.  Unless Buyer shall timely object to such Other Exceptions, all such Other Exceptions shall be deemed to constitute additional Permitted Exceptions.  Any Other Exceptions that are timely objected to by Buyer shall be herein collectively called the “Title Objections.”  Seller shall, at Closing, remove or cause to be removed any Title Objections to the extent (and only to the extent) that such Title Objections are (A) mortgage financing documentation, or (B) mechanics’ or materialmen’s liens and other liens evidencing monetary encumbrances (other than liens for non-delinquent general real estate taxes) which are removable by payment of liquidated and ascertainable amounts, or (C) liens created or suffered to exist by Seller or its agents and affiliates, but only to the extent such liens are not referenced in the Title Commitment, Title Documents or Survey (collectively, the “Required Clearance Exceptions”).  In addition, Seller may elect (but shall not be obligated) to remove, or cause to be removed, at its expense, any other Title Objections.  Seller shall be entitled to a reasonable adjournment of the Closing (not to exceed ninety (90) days) for the purpose of the removal of any Required Clearance Exceptions or other Title Objections, which removal will be deemed effected by the issuance of title insurance eliminating or insuring against the effect of the Title Objections.  To the extent that the same do not constitute Required Clearance Exceptions, Seller shall notify Buyer in writing within five (5) business days after receipt of Buyer’s notice of Title Objections whether Seller elects to remove the same.  If Seller is unable to remove or cause the Title Company to endorse over any Required Clearance Exceptions (after using reasonable efforts as provided in Section 9.2.5) or other Title Objections which Seller has elected to remove or cause the Title Company to endorse over prior to the Closing, or if Seller elects not to remove or cause the Title Company to endorse over one or more Title Objections that are not Required Clearance Exceptions, Buyer may elect to either (a) terminate this Agreement in its entirety by notice given to Seller (1) on the Closing Date if Seller is unable to remove or cause the Title Company to endorse over any such Title Objections, or (2) within five (5) days after notice from Seller of its election not to remove or to cause the Title Company to endorse over any such Title Objections, in either which event the Deposit shall be refunded to Buyer, and thereafter, the parties shall have no further rights or obligations hereunder except for obligations which expressly survive the termination of this Agreement, or (b) waive such Title Objections, in which event such Title Objections shall be deemed additional “Permitted Exceptions,” and the Closing shall occur as herein provided without any reduction of or credit against the Purchase Price.

3.1.2

Discharge of Title Objections.  If on the Closing Date there are any Required Clearance Exceptions or any other Title Objections which Seller has elected to pay and discharge, Seller may use any portion of the Purchase Price to satisfy the same, provided Seller shall either (a) deliver to Buyer at the Closing instruments in recordable form sufficient to cause such Title Objections to be released of record, together with the cost of recording or filing

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such instruments, or (b) cause the Title Company to insure over the same, without any additional cost to Buyer, whether such insurance is made available in consideration of payment, bonding, indemnity of Seller or otherwise.

3.2

Title Insurance.  At Closing, the Title Company shall issue to Buyer an Owner’s Form title insurance policy pursuant to the terms of the Title Commitment with Seller requirements satisfied as is customary in the state where the Property is located (collectively, the “Owner’s Title Policy”), in the amount of the Purchase Price, insuring that fee simple title to the Real Property is vested in Buyer, subject to the Permitted Exceptions.  Buyer shall be entitled to request that the Title Company provide such endorsements or amendments to the Owner’s Title Policy and Survey as Buyer may reasonably require, provided that (a) such endorsements or amendments shall be at no cost to, and shall impose no additional liability on, Seller, and (b) Buyer’s obligations under this Agreement shall not be conditioned upon Buyer’s ability to obtain such endorsements or amendments and, if Buyer is unable to obtain such endorsements or amendments, Buyer shall nevertheless be obligated to proceed to close the Transaction without reduction of or set off against the Purchase Price, and (c) the Closing shall not be delayed as a result of any such requirements of Buyer.

ARTICLE 4  BUYER’S DUE DILIGENCE/CONDITION OF THE PROPERTY

4.1

Termination of Agreement During Due Diligence Period.  If Buyer is not reasonably satisfied with the results of its Due Diligence during the Due Diligence Period, Buyer may terminate this Agreement in its entirety by written notice to Seller given in accordance with the provisions of Section 13.9 hereof at any time prior to 5:00 p.m. Central Time on the last day of the Due Diligence Period, and, in the event of such termination, neither Seller nor Buyer shall have any liability hereunder except for those obligations which expressly survive the termination of this Agreement, Buyer shall be entitled to the return of the Deposit.  In the event Buyer fails to terminate this Agreement prior to 5:00 p.m. Central Time on the last day of the Due Diligence Period, Buyer shall be deemed to have waived its rights to terminate this Agreement in accordance with this Article 4.

4.2

Property Sold “As Is”.

(a)

Buyer acknowledges and agrees that (i) the Property is being sold, and Buyer shall accept possession of the Property on the Closing Date, “AS IS, WHERE IS, WITH ALL FAULTS”, with no right of setoff or reduction in the Purchase Price; (ii) except for Seller’s Warranties, none of the Seller Parties have or shall be deemed to have made any verbal or written representations, warranties, promises or guarantees (whether express, implied, statutory or otherwise) to Buyer with respect to the Property, any matter set forth, contained or addressed in the Documents (including, but not limited to, the accuracy and completeness thereof) or the results of Buyer’s Due Diligence; and (iii) Buyer has confirmed independently all information that it considers material to its purchase of the Property or the Transaction.  Buyer specifically acknowledges that, except for Seller’s Warranties, Buyer is not relying on (and Seller and each of the other Seller Parties does hereby disclaim and renounce) any representations or warranties of any kind or nature whatsoever, whether oral or written, express, implied, statutory or otherwise, from Seller or any other Seller Parties, as to any matter whatsoever.  Buyer further acknowledges and agrees that, except for Seller’s Warranties, Seller is under no duty to make any affirmative disclosures or inquiry regarding any matter which may or may not be known to Seller or any of the other Seller Parties, and Buyer, for itself and for its successors and assigns, hereby expressly waives and releases Seller and each of the other Seller Parties from any such duty that otherwise might exist.

(b)

Any reports, repairs or work required by Buyer are the sole responsibility of Buyer, and Buyer agrees that there is no obligation on the part of Seller to make any changes, alterations

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or repairs to the Property or to cure any violations of Law or to comply with the requirements of any insurer.

(c)

Except as expressly provided hereinbelow in this Subsection (c), Buyer, for Buyer and Buyer’s successors and assigns, hereby releases Seller and each of the other Seller Parties from, and waives all claims and liability against Seller and each of the other Seller Parties for or attributable to, the following:

(i)

any and all statements or opinions heretofore or hereafter made, or information furnished, by the Seller Parties to Buyer or any of Buyer’s Representatives; and

(ii)

any and all losses, costs, claims, liabilities, expenses, demands or obligations of any kind or nature whatsoever attributable to the Property, whether arising or accruing before, on or after the Closing Date and whether attributable to events or circumstances which have heretofore or may hereafter occur, including, without limitation, all losses, costs, claims, liabilities, expenses, demands and obligations with respect to the structural, physical, and environmental condition of the Property;

(iii)

provided, however, that the release and waiver set forth in this Section 4.2(c) is not intended and shall not be construed to affect or impair any rights or remedies that Buyer may have under this Agreement against Seller as a result of a breach of any of Seller’s Warranties or of any covenant of Seller expressly set forth in this Agreement.

4.3

Buyer’s Reports.  If Buyer shall terminate this Agreement pursuant to this Article 4 or if the Transaction shall otherwise not close as provided in this Agreement, upon Seller’s request, Buyer agrees to promptly deliver to Seller any and all third party reports prepared on behalf of Buyer in connection with the Transaction, whether or not such reports are in final form.

4.4

Survival.  Notwithstanding anything to the contrary herein, the provisions of this Article 4 shall survive the Closing and shall not be merged therein.

ARTICLE 5  ADJUSTMENTS AND PRORATIONS

The following adjustments and prorations shall be made for each Community as of 11:59 p.m. on the Closing Date (the “Cut-Off Time”):

5.1

Lease Rentals and Other Revenues.

5.1.1

Definition of “Revenues”.  For purposes of this Article 5, the term “Revenues” shall mean all rents due from the tenants under the Leases (including without limitation all pass-through payments due from tenants for utilities and trash collection and other services), and all other revenue derived from the Community, including payments to Seller or Seller Affiliates under the Notes and periodic payments to Seller under telephone and cable provision agreements and the like but excluding any payments previously made to Seller under such agreements (which payments shall be retained by Seller and not be subject to proration hereunder).

5.1.2

Revenues.  Seller shall be entitled to all Revenues attributable to any period through the Cut-Off Time.  Buyer shall be entitled to all Revenues attributable to any period after the Cut-Off Time.  Prorations for Revenues shall be calculated and paid at Closing; provided that, with respect to Revenues that are delinquent as of the Cut-Off Time, there shall be a

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credit to Seller only for those Revenues that are delinquent for sixty (60) days or less as of the Cut-Off Time and no credit shall be provided to Seller for Revenues delinquent for more than sixty (60) days as of the Cut-Off Time.  After Closing, Revenues shall not be subject to reproration and Buyer shall have an exclusive right to collect the sums due under the Leases.

5.2

Real Estate Taxes and Other Fees and Assessments.  Real estate taxes, together with any other items listed on Exhibit O attached hereto and incorporated herein by this reference, assessed for the Tax Year in which Closing occurs shall be prorated based upon the actual number of days in such Tax Year, with Seller being responsible for that portion of such Tax Year occurring prior to the Cut-Off Time and Buyer being responsible for that portion of such Tax Year occurring after the Cut-Off Time.  If, at Closing, the real estate tax rate and assessments have not been set for the Tax Year in which the Closing occurs, then the proration of such taxes shall be based upon the rate and assessments for the preceding Tax Year, and such proration shall be final.  Seller shall pay all installments of special assessments due and payable on or before the Closing Date, and Buyer shall pay all installments of special assessments due and payable after the Closing Date; provided, however, that Seller shall not be required by the foregoing to pay any installments of special assessments which have not been confirmed or which relate to projects that have not been completed as of  the date hereof.

5.3

Other Property Operating Expenses.  Operating expenses for the Property (including without limitation license and permit fees for assignable or transferable licenses and permits, if any) shall be prorated as of the Cut-Off Time.  Seller shall pay all utility charges and other operating expenses attributable to the Property prior to the Cut-Off Time (except for those utility charges and operating expenses payable directly by tenants to the providers thereof), and Buyer shall pay all utility charges and other operating expenses attributable to the Property after the Cut-Off Time.  Prorations for all items of Property operating expenses shall be calculated and paid at Closing.  Following the Closing Date, (i) Buyer shall pay when due all invoices issued for Property operating expenses (except for invoices entirely attributable to the period prior to the Cut-Off Time, which shall be forwarded to Seller for payment), and (ii) Seller and Buyer shall cooperate with each other to effect the transfer of Property owner responsibilities under the Contracts, utility accounts and applicable licenses and permits.  Seller shall not assign to Buyer any deposits which Seller has made with any of the utility services or companies servicing the Property, all of which, together with any amounts on deposit with governmental authorities in connection with development of or improvements to the Property, shall remain the property of Seller.  Buyer shall arrange with such services and companies to have accounts opened in Buyer’s name beginning at the Cut-Off Time.  Notwithstanding the foregoing to the contrary, with respect to any utility charges that are paid in arrears, the proration for such utilities shall be based upon the utility charges for the immediately preceding quarter (with reasonable adjustments for seasonality) and any such proration shall be final.

5.4

Tenant Deposits, Fees and Charges.  At Closing, Seller shall give Buyer a credit against the Purchase Price in the aggregate amount of all cash security deposits reflected on the rent roll included in the Documents less any administrative or similar charges to which Seller may be entitled under applicable Law.  Seller shall not assign to Buyer and shall retain any non-refundable deposits, fees or charges made by tenants, including without limitation cleaning fees, redecorating fees, administration fees, amenity fees and pet fees, and there shall be no proration of such items.  Buyer shall notify tenants under the Leases as required by applicable Law, if any, of the transfer of the security deposits and Buyer agrees to indemnify and hold Seller harmless from any claims, demands, suits, damages and expenses related to such notice requirement.  The obligation of Buyer under this Section 5.4 shall survive the Closing (and not be merged therein).

5.5

Closing Costs.  Except as expressly provided to the contrary in this Section 5.5, Buyer shall pay all costs and expenses associated with the Transaction, including, without limitation, (a) all premiums

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and charges of the Title Company for any endorsements to the owner’s or lender’s policy of title insurance requested by Buyer or its lender, (b) the cost of any updates or revisions to the Survey required by Buyer, its lender or the Title Company, (c) all recording and filing charges in connection with the instrument by which Seller conveys the Property, (d) all escrow or closing charges, (e) all personal property or sales and use taxes due in connection with the Property and one half (½) of all transfer taxes, documentary stamp taxes and similar charges, if any, applicable to the transfer of the Property to Buyer (in all events regardless of which party may be obligated to pay such taxes by statute or ordinance), (f) all costs of Buyer’s Due Diligence, including fees due its consultants and attorneys, and (g) all lenders’ fees and charges related to any financing to be obtained by Buyer.  Seller shall pay (i) all fees due its attorneys, (ii) the cost of the Survey (net of the cost of any updates or revisions to the Survey required by Buyer or its lender), (iii) the premium for owner’s policy of title insurance (and the title policy for Buyer’s lender, provided that issuance of Buyer’s lender’s policy of title insurance is at no cost and does not result in an increase in premium or charge for the owner’s policy of title insurance), (iv) all costs incurred in connection with causing the Title Company to remove any Required Clearance Exceptions or to remove any other Title Objections to the extent Seller elects to remove any such matter, (v) one half (½) of all transfer taxes, documentary stamp taxes and similar charges, if any, applicable to the transfer of the Property to Buyer, and (vi) any pre-payment penalties or defeasance costs associated with Seller’s existing financing.  The obligations of the parties under this Section 5.5 shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.

5.6

Lease Expenses.  Seller shall retain responsibility for and shall pay when and as due all lease or finder fees and commissions payable with respect to Leases to tenants whose move-in date occurred on or before the date of this Agreement.  Buyer shall be responsible for and shall pay when and as due all lease or finder fees and commissions payable with respect to Leases to tenants whose move-in date occurred after the date of this Agreement.

5.7

Apportionment Credit.  In the event the apportionments to be made at the Closing result in a credit balance (a) to Buyer, such sum shall be paid at the Closing by giving Buyer a credit against the Purchase Price in the amount of such credit balance, or (b) to Seller, Buyer shall pay the amount thereof to Seller at the Closing by wire transfer of immediately available funds to the account or accounts to be designated by Seller for the payment of the Purchase Price.

5.8

Recourse Notes.  Buyer and Seller acknowledge and agree that the Purchase Price includes the assignment to Buyer at Closing of the Notes and the Recourse Notes.  As of the date of this Agreement, the Recourse Notes are owned by 21st Mortgage Corporation, a Delaware corporation (“21st”) subject to and in accordance with the terms of either (x) a Loan Purchase Agreement (the “Loan Purchase Agreement”) dated September 24, 2010 between 21st and Enspire Finance, LLC, a Delaware limited liability company (an affiliate of Seller) and joined by other affiliates of Seller, or (y) a Manufactured Home Dealer Agreement (the “Dealer Agreement”) dated January 12, 2010 between 21st, ARC Dealership LLC, a Delaware limited liability company, and ARC Real Estate, LLC, a Delaware limited liability company (each, an affiliate of Seller).  The Dealer Agreement and the Loan Purchase Agreements are referred to collectively as the “21st Agreements”.  Pursuant to the Loan Purchase Agreement, in connection with the sale of the Communities to Buyer, Seller or its affiliate may assign to Buyer (in which event Buyer shall assume) certain obligations of Seller or its affiliate under the Loan Purchase Agreement with respect to the Recourse Notes that are secured by liens on manufactured homes located at the Communities (as more specifically described in the Loan Purchase Agreement, the “Repossession Purchase Obligation”).  The Dealer Agreement does not expressly provide a similar right of assignment.  However, for purposes of this Agreement, the term Repossession Purchase Obligation shall include any obligation on the part of Seller or its affiliates to repurchase any of the Recourse Notes that are subject to the Dealer Agreement.  On or before the expiration of the Due Diligence Period, Buyer and Seller shall each determine, in its respective sole

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and absolute discretion, whether or not the Transaction includes an assumption by Buyer of the Repossession Purchase Obligation of Seller and its affiliates with respect to the Recourse Notes.  To that end, if either party so elects, Buyer and/or Seller shall each provide to the other written notice of such party’s election to include the assumption by Buyer of the Repossession Purchase Obligation as part of the Transaction (the “Assumption Notice”) on or before the end of the Due Diligence Period.  If, prior to the end of the Due Diligence Period, Buyer and Seller send an Assumption Notice to one another, then Seller shall provide a credit to Buyer at Closing in the amount of $750,000 and Seller shall assign to Buyer and Buyer shall assume from Seller the Repossession Purchase Obligation with respect to the Recourse Notes and Seller shall not have any obligation to assign the Recourse Notes to Buyer at Closing.  If, on the other hand, on or before the expiration of the Due Diligence Period, either (A) Buyer and/or Seller provide written notice to the other party that no Assumption Notice will be provided, or (B) Buyer and/or Seller fail to deliver the Assumption Notice, then (1) the full Purchase Price shall be due at Closing without a $750,000 credit to Buyer, and (2) the Notes and the Recourse Notes shall be assigned by Seller to Buyer as contemplated by Section 6.3(f) of this Agreement without modification by this Section 5.8.

5.9

Sold Homes and Additional Homes.  If any Home is sold in the ordinary course of business after the date hereof, Buyer shall receive a credit against the Purchase Price at Closing in an amount equal to the net proceeds received by Seller or a Seller Affiliate from such sale; provided that no such credit shall be provided to Buyer in connection with the sale of a Home that is subject to a lease-to-own agreement. Buyer shall be responsible for the cost of (i) the manufactured homes set forth on Exhibit S attached hereto, and (ii) any manufactured homes acquired by Seller after the date of the preparation of Exhibit S attached hereto (as set forth on Exhibit S) (such homes referred to in the foregoing clauses (i) and (ii), collectively, the “Additional Homes”).  At Closing, there shall be a credit to Seller for the cost of the Additional Homes, which shall include, without limitation, the purchase price, set price, and refurbishment expenses paid by Seller for such Additional Homes.  Upon request, Seller shall provide reasonable evidence of such costs to Buyer.

ARTICLE 6  CLOSING

Buyer and Seller hereby agree that the Transaction shall be consummated as follows:

6.1

Closing Date.  Subject to Seller’s right to extend the Closing as provided in this Section 6.1 and elsewhere in this Agreement, Closing shall occur on the Closing Date; provided, however, Seller shall have the right (in its discretion) to extend the Closing Date one or more times, in each event to be exercised by written notice thereof to Buyer on or before the Closing (as extended), for a period not to exceed in the aggregate forty-five (45) days after the initially-scheduled Closing Date in order to accommodate certain conditions related to the payoff or defeasance, as applicable, of Seller’s existing debt encumbering the Property.  If Seller elects to extend the Closing Date pursuant to the immediately preceding sentence, the Closing Date as so extended shall occur on a date mutually agreeable to Buyer and Seller; provided, however, that (a) any such date must satisfy the conditions of the immediately preceding sentence relating to the payoff or defeasance of Seller's existing debt, (b) upon Seller's delivery of written notice of its decision to extend the Closing Date, the parties shall work together in good faith to elect a mutually agreeable extended Closing Date, and (c) if, despite working together in good faith, the parties shall be unable to mutually agree upon an extended Closing Date within five (5) business days after Seller's delivery of written notice of its decision to extend the Closing Date, the Closing Date shall be the proposed date set forth by Seller in such written notice.  Closing shall be accomplished through a deed and escrow closing with the Title Company.  Time is of the essence with respect to the Closing Date.

6.2

Title Transfer and Payment of Purchase Price.  Provided all conditions precedent to Seller’s obligations hereunder have been satisfied, Seller agrees to convey the Property to Buyer against

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payment of the Purchase Price as set forth below.  Provided all conditions precedent to Buyer’s obligations hereunder have been satisfied, Buyer agrees to pay the amount specified in Article 2 by wire transfer of immediately available funds to the account or accounts designated by Seller for payment of the Purchase Price no later than 12:00 Noon Central Time, as confirmed by transmittal to Seller of the Federal Reserve Wire Reference Number for the transfer.

6.3

Seller’s Closing Deliveries.  At Closing, Seller shall deliver or cause to be delivered the following:

(a)

Deed.  A deed for the Community in the form of Exhibit C attached hereto and incorporated herein by this reference (the “Deed”) executed and acknowledged by Seller.

(b)

Bill of Sale.  A bill of sale for the Community in the form of Exhibit D attached hereto and incorporated herein by this reference (the “Bill of Sale”) executed by Seller.

(c)

Assignment of Tenant Leases.  An assignment and assumption of tenant leases for the Community, in the form of Exhibit E attached hereto and incorporated herein by this reference (the “Assignment of Leases”) executed by Seller and/or an affiliate thereof, as the case may be.

(d)

Assignment of Intangible Property.  An assignment and assumption of the Contracts and the Other Property Rights for the Community (to the extent the same are not transferred by the Deed, Bill of Sale or Assignment of Leases) in the form of Exhibit F attached hereto and incorporated herein by this reference (the “Assignment of Intangible Property”) executed by Seller and/or an affiliate thereof, as the case may be.

(e)

Assignment of Supplemental Agreements.  An assignment and assumption of supplemental agreements for the Community, in the form of Exhibit U attached hereto and incorporated herein by this reference (the “Assignment of Supplemental Agreements”) executed by Seller and/or affiliates thereof.

(f)

Allonges and Notes.  Each of the original Notes and Recourse Notes, together with an allonge attached thereto endorsing without recourse to the order of Buyer each Note and each Recourse Note; provided that neither the Recourse Notes nor any allonges thereto shall be delivered to Buyer at Closing if the 21st Assumption Conditions are satisfied in a timely manner as required under Section 5.8 (in which event the provisions of Section 5.8 shall govern the disposition of the Recourse Notes and related obligations).

(g)

Notice to Tenants.  A single form letter for the Community in the form of Exhibit G attached hereto and incorporated herein by this reference, executed by Seller, duplicate copies of which shall be sent by Seller after Closing to each tenant under the Leases.

(h)

Notice to Vendors.  A single form letter for the Community in the form of Exhibit N attached hereto and incorporated herein by this reference, executed by Seller, duplicate copies of which shall be sent by Seller after Closing to each contractor under the Contracts.

(i)

Non-Foreign Status Affidavit.  A non-foreign status affidavit for the Community in the form of Exhibit H attached hereto and incorporated herein by this reference, as required by Section 1445 of the Code, executed by Seller.

(j)

Evidence of Authority.  Documentation as required by the Title Company to establish the due authorization of Seller’s execution of all documents contemplated by this Agreement.

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(k)

Other Documents.  A closing statement executed by Seller and such other documents as may be reasonably required by the Title Company (it being expressly understood that Seller shall have no obligation to deliver or provide any form of “survey affidavit”) or as may be agreed upon by Seller and Buyer to consummate the Transaction.

(l)

Transfer Tax Returns.  If applicable, duly completed and signed real estate transfer tax declarations.

(m)

Keys and Original Documents.  Keys to all locks on the Real Property in Seller’s or Seller’s property manager’s possession and originals or, if originals are not available, copies, of all of the Property Documents, to the extent not previously delivered to Buyer.

The items to be delivered by Seller in accordance with the terms of Section 6.3(a) through (l) shall be delivered to Escrow Agent no later than 5:00 p.m. Central Time on the last business day prior to the Closing Date, and the items to be delivered by Seller in accordance with the terms of Section 6.3(m) shall be delivered outside of escrow and shall be deemed delivered if the same are located at the Property on the Closing Date.

6.4

Buyer’s Closing Deliveries.  At the Closing, Buyer shall deliver or cause to be delivered the following:

(a)

Purchase Price.  The Purchase Price, as adjusted for apportionments and other adjustments required under this Agreement, plus any other amounts required to be paid by Buyer at Closing.

(b)

Assignment of Leases.  The Assignment of Leases executed by Buyer.

(c)

Assignment of Intangible Property.  The Assignment of Intangible Property executed by Buyer.

(d)

Assignment of Supplemental Agreements.  The Assignment of Supplemental Agreements executed by Buyer.

(e)

Indemnity.  An indemnity in the form of Exhibit T attached hereto and incorporated herein by this reference (the “Indemnity”) executed by Buyer.

(f)

Evidence of Authority.  Documentation as required by the Title Company to establish the due authorization of Buyer’s acquisition of the Property and execution of all documents contemplated by this Agreement.

(g)

Other Documents.  A closing statement executed by Buyer and such other documents as may be reasonably required by the Title Company or may be agreed upon by Seller and Buyer to consummate the Transaction.

(h)

Transfer Tax Returns.  If applicable, duly completed and signed real estate transfer tax declarations.

The Purchase Price shall be paid in accordance with the terms of Section 6.2 hereof, and the items to be delivered by Buyer in accordance with the terms of Sections 6.4(b) through (f) shall be delivered to Escrow Agent no later than 5:00 p.m. Central Time on the last business day prior to the Closing Date.

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ARTICLE 7  CONDITIONS TO CLOSING

7.1

Conditions to Seller’s Obligations.  Seller’s obligation to close the Transaction is conditioned on all of the following, any or all of which may be waived by Seller by an express written waiver, at its sole option:

(a)

Representations True.  All representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent that they expressly relate to an earlier date;

(b)

Buyer’s Financial Condition.  No petition shall have been filed by or against Buyer under the Federal Bankruptcy Code or any similar state or federal Law, whether now or hereafter existing; and

(c)

Buyer’s Deliveries Complete.  Buyer shall have delivered the funds required hereunder and all of the documents to be executed by Buyer set forth in Section 6.4 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Buyer at or prior to the Closing.

7.2

Conditions to Buyer’s Obligations.  Buyer’s obligation to close the Transaction is conditioned on all of the following, any or all of which may be waived by Buyer by an express written waiver, at its sole option:

(a)

Representations True.  Subject to the provisions of Section 8.3, all representations and warranties made by Seller in this Agreement, as the same may be amended or modified as provided in Section 8.3, shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent that they expressly relate to an earlier date;

(b)

Title Conditions Satisfied.  At the time of the Closing, title to the Property shall be as required by Article 3 of this Agreement; and

(c)

Seller’s Deliveries Complete.  Seller shall have delivered all of the documents to be executed by Seller and other items required pursuant to Section 6.3 and shall have performed all other covenants, undertakings and obligations, and complied with all conditions required by this Agreement, to be performed or complied with by Seller at or prior to the Closing.

7.3

Waiver of Failure of Conditions Precedent.  At any time or times on or before the date specified for the satisfaction of any condition, Seller or Buyer may elect in writing to waive the benefit of any such condition set forth in Section 7.1 or Section 7.2, respectively.  By closing the Transaction, Buyer shall be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions set forth in Section 7.2.  In the event any of the conditions set forth in Sections 7.1 or 7.2 are neither waived nor fulfilled, Seller or Buyer (as appropriate) may exercise such rights and remedies, if any, that such party may have pursuant to the terms of Article 10 hereof.

7.4

Approvals not a Condition to Buyer’s Performance.  Subject to Buyer’s right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 4 hereof, Buyer acknowledges and agrees that its obligation to perform under this Agreement is not contingent upon Buyer’s ability to obtain any (a) governmental or quasi-governmental approval of changes or modifications in use or zoning, or (b) modification of any existing land use restriction,

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or (c) consents to assignments of any service contracts or other agreements which Buyer requests, or (d) endorsements to the Owner’s Title Policy, or (e) financing for acquisition of the Property.

ARTICLE 8  REPRESENTATIONS AND WARRANTIES

8.1

Buyer’s Representations.  Buyer represents and warrants to, and covenants with, Seller as follows:

8.1.1

Buyer’s Authorization.  Buyer (a) was formed or organized and is validly existing and in good standing under the laws of its state of formation or organization and the state in which the Property is located, (b) is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all documents contemplated hereunder to be executed by Buyer, and (c) has all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by Buyer, and to perform all of its obligations hereunder and thereunder.  This Agreement and all documents contemplated hereunder to be executed by Buyer have been duly authorized by all requisite partnership, corporate or other required action on the part of Buyer and are the valid and legally binding obligations of Buyer, enforceable in accordance with their respective terms.  Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder, will result in the violation of any Law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.

8.1.2

Buyer’s Financial Condition.  No petition has been filed by or against Buyer under the Federal Bankruptcy Code or any similar state or federal Law.

8.1.3

Executive Order 13224.  Neither Buyer, nor any assignee of Buyer, nor any Person holding any legal or beneficial interest whatsoever in Buyer, or in any assignee of Buyer, is included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the Persons referred to or described in Executive Order 13224 – Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended.

8.1.4

Buyer’s Recertification of Buyer’s Warranties.  At Closing, Buyer shall remake Buyer’s Warranties as of the date of Closing.

8.2

Seller’s Representations.  Seller represents and warrants to Buyer as follows:

8.2.1

Seller’s Authorization.  Seller (a) was formed and is validly existing and in good standing under the laws of its state of formation and the state in which the Property is located, (b) is authorized to consummate the Transaction and fulfill all of its obligations hereunder and under all documents contemplated hereunder to be executed by Seller, and (c) has all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by Seller, and to perform all of its obligations hereunder and thereunder.  This Agreement and all documents contemplated hereunder to be executed by Seller have been duly authorized by all requisite partnership, corporate or other required action on the part of Seller and are the valid and legally binding obligations of Seller, enforceable in accordance with their respective terms.  Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder, will result in the violation of any Law or any provision of the organizational documents of Seller or will conflict with

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any order or decree of any court or governmental instrumentality of any nature by which Seller is bound.

8.2.2

Litigation.  Except as listed in Exhibit J attached hereto and incorporated herein by this reference, Seller has not received any written notice of any current or pending litigation against Seller which would, in the reasonable judgment of Seller, if determined adversely to Seller, materially and adversely affect Buyer or the Property following Closing.

8.2.3

Contracts.  As of the date of this Agreement, to Seller’s Knowledge, Seller has not entered into any material contracts or agreements for services (including equipment leases) to or for the Property that will be binding upon Buyer after the Closing other than (i) the Contracts listed in Exhibit B attached hereto, and (ii) contracts or agreements that are terminable upon thirty (30) days notice without payment of any penalty or fee.

8.2.4

Rent Roll; Operating Statements.  The rent roll and operating statements included in the Documents are the same rent roll and operating statements currently used by Seller in the ownership and management of the Community.

8.2.5

Personal Property.  To Seller’s Knowledge, the Personal Property (other than the Homes, about which Seller makes no representations or warranties) is free and clear of liens, security interests and other encumbrances (except for any Personal Property subject to equipment leases that are listed on Exhibit B).

8.2.6

Pending Condemnation.  Except as listed in Exhibit J, to Seller’s Knowledge, Seller has not been served with legal process in connection with any pending condemnation proceeding with respect to the Property.

8.2.7

Violations.  Except for violations cured or remedied on or before the date of this Agreement or otherwise reflected on Exhibit W, Seller has not received any written notice from any governmental authority of any violation of any Law applicable to the Property.  In addition, to Seller’s Knowledge, except as reflected on Exhibit W, the operation of each Community complies in all material respects with all Laws applicable to the Property.

8.3

General Provisions.

8.3.1

No Representation as to Leases.  Seller does not represent or warrant that any particular Lease or Leases will be in force or effect on the Closing Date or that the tenants will have performed their obligations thereunder, and none of the foregoing shall be conditions precedent to Buyer’s obligations hereunder.

8.3.2

Definition of “Seller’s Knowledge” and “Written Notice” to Seller.  All references in this Agreement to “Seller’s Knowledge” or words of similar import (whether or not such words may be capitalized), shall refer only to the conscious actual knowledge of the Designated Representatives and shall not be construed to refer to the knowledge of any other member, officer, director, shareholder, venturer, consultant, employee, agent, property manager or representative of Seller, its partners or members (including without limitation Seller’s counsel and Seller’s broker, if applicable), or of any affiliate of any of the foregoing, or to impose or have imposed upon the Designated Representatives any duty to investigate the matters to which such knowledge, or the absence thereof, pertains, including without limitation the Documents or the contents of files maintained by the Designated

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Representatives.  There shall be no personal liability on the part of the Designated Representatives arising out of any representations or warranties made herein.  All references herein to “written notice” having been given to Seller shall include only those notices received by at least one of the Designated Representatives.

8.3.3

Seller’s Representations Deemed Modified.  To the extent that Buyer knows or is Deemed to Know prior to the expiration of the Due Diligence Period that Seller’s representations and warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect Buyer’s knowledge or deemed knowledge, as the case may be.

8.3.4

Seller’s Recertification of Seller’s Warranties.  At Closing, Seller shall remake Seller’s Warranties as of the date of Closing (with such modifications as may be required to reflect any changes in the matters represented by Seller to the extent that such changes occurred after the date of this Agreement and are not the result of a violation of Seller’s express covenants under this Agreement), which remade Seller’s Warranties shall be subject to Section 8.3.1, Section 8.3.2 and Section 8.3.3 hereof.

8.3.5

Notice of Breach; Seller’s Right to Cure.  If after the expiration of the Due Diligence Period  but prior to the Closing, Buyer or any Buyer’s Representative obtains actual knowledge that any of the representations or warranties made herein by Seller are untrue, inaccurate or incorrect in any material respect, Buyer shall give Seller written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the Closing).  If at or prior to the Closing, Seller obtains actual knowledge that any of the representations or warranties made herein by Seller are untrue, inaccurate or incorrect in any material respect, Seller shall give Buyer written notice thereof within five (5) business days of obtaining such knowledge (but, in any event, prior to the Closing).  In either such event, Seller shall have the right (but not the obligation except to the extent required by Section 9.2.5 hereof) to cure such misrepresentation or breach and shall be entitled to a reasonable adjournment of the Closing (not to exceed ninety (90) days) for the purpose of such cure.  Subject to performance of Seller’s obligations set forth in Section 9.2.5 hereto, if Seller is unable or unwilling to so cure any misrepresentation or breach of warranty, then Buyer, as its sole remedy for any and all such materially untrue, inaccurate or incorrect representations or warranties, shall elect either (a) to waive such misrepresentations or breaches of representations and warranties and consummate the Transaction without any reduction of or credit against the Purchase Price, or (b) to terminate this Agreement in its entirety by written notice given to Seller on the Closing Date, in which event this Agreement shall be terminated, the Deposit shall be returned to Buyer and, thereafter, neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.  If any such representation or warranty is untrue, inaccurate or incorrect but is not untrue, inaccurate or incorrect in any material respect, Buyer shall be deemed to waive such misrepresentation or breach of warranty, and Buyer shall be required to consummate the Transaction without any reduction of or credit against the Purchase Price.  The untruth, inaccuracy or incorrectness of a representation or warranty shall be deemed material only if Buyer’s aggregate damages resulting from the untruth, inaccuracy or incorrectness of any of the representations or warranties exceed, or are reasonably estimated to exceed, the Materiality Threshold.

8.3.6

Survival; Limitation on Seller’s Liability.  The representations and warranties made by Seller in Section 8.2 shall survive the Closing and not be merged therein for a period of one (1) year (the “Claims Survival Period”), and Seller shall only be liable to Buyer hereunder for a breach of a representation and warranty made herein or in any of the documents

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executed by Seller at the Closing with respect to which a claim is made by Buyer against Seller on or before the expiration of the Claims Survival Period.  Anything in this Agreement to the contrary notwithstanding, the maximum aggregate liability of Seller for Seller’s breaches of representations and warranties herein or in any documents executed by Seller at Closing shall be limited as set forth in Section 13.15 hereof.  Notwithstanding the foregoing, however, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity, under this Agreement or otherwise to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the Transaction, as the result of any of Seller’s representations or warranties being untrue, inaccurate or incorrect if (a) Buyer knew or is Deemed to Know that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing, or (b) Buyer’s damages as a result of such representations or warranties being untrue, inaccurate or incorrect are less than, or are reasonably estimated to aggregate less than, the Materiality Threshold.

ARTICLE 9  COVENANTS

9.1

Buyer’s Covenants.  Buyer hereby covenants as follows:

9.1.1

Buyer’s Indemnity; Delivery of Reports.  Buyer hereby agrees to indemnify, defend, and hold Seller and each of the other Seller Parties free and harmless from and against any and all damages, losses, costs, claims, liabilities, expenses, demands and obligations, of any kind or nature whatsoever (including attorneys’ fees and costs and collection costs)(collectively, “Losses”) arising out of or resulting from the breach by Buyer of the terms of the Confidentiality Agreement or the Access Agreement, which indemnity shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement.  Buyer shall deliver promptly to Seller, at Seller’s request, copies of all third party reports commissioned by or on behalf of Buyer evidencing the results of its Due Diligence.

9.1.2

“ARC” Name.  Buyer acknowledges that the purchase of the Property by Buyer shall not entitle Buyer or any other party to use, and Buyer shall not use, the name “ARC” or “American Residential Communities” or any derivative thereof, or any logos, trademarks or service marks associated therewith.  Promptly following Closing, Buyer shall remove from the Property all written material or other items bearing the name “ARC” or “American Residential Communities” or any ARC trademark, tradename, logo or servicemark, or place stickers on such material covering over such name or trademark.  Within forty-five (45) days after Closing, Buyer shall remove from the Property any signage bearing the name “ARC” or “American Residential Communities” or any ARC trademark, tradename, logo or servicemark.

9.1.3

Inquiries Regarding Communities; Access.  Buyer hereby agrees that any and all inquiries related to any Community or the operation thereof shall be made solely through Allen Samuel (e-mail: asamuel@helixfunds.com; phone: 312/242-1570).  Access to the Communities by Buyer or Buyer’s Representatives shall be governed by, and Buyer covenants to strictly comply with, the Access Agreement.

9.1.4

Employees.  Buyer hereby covenants and agrees to deliver to Seller, no less than five (5) days prior to Closing, a list of then current employees of the Community(ies) to whom Buyer intends to offer employment from and after Closing, together with terms upon which such employment will be offered.

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9.2

Seller’s Covenants.  Seller hereby covenants as follows:

9.2.1

Contracts.  Without Buyer’s prior consent, which consent shall not be unreasonably withheld, between the expiration or earlier waiver of the Due Diligence Period and the Closing Date, Seller shall not extend, renew, replace or modify any Contract unless such contract (as so extended, renewed, replaced or modified) is terminable by the owner of the Property without penalty on not more than thirty (30) days’ advance notice, or is entered into in the ordinary course of business, in accordance with past practices, and is for a term of less than one (1) year.

9.2.2

Maintenance of Property.  Except to the extent Seller is relieved of such obligations by Article 11 hereof, between the date hereof and the Closing Date Seller shall maintain and keep the Property in a manner consistent with Seller’s past practices with respect to the Property; provided, however, that, subject to Buyer's right to terminate this Agreement prior to the expiration of the Due Diligence Period in accordance with the terms of Article 4 above, Buyer hereby agrees that it shall accept the Property subject to, and Seller shall have no obligation to cure, (a) any violations of Laws, and (b) any physical conditions which would give rise to such violations.

9.2.3

Termination of Management Agreement.  As of the Closing Date, Seller shall terminate and satisfy all obligations of Owner under Seller’s property management agreement.  Seller and Seller’s property manager shall have the right to remove all of their proprietary software and licensed software from computers at the Property; provided that Seller shall provide Buyer with hard copies of all information reasonably requested by Buyer prior to such removal.

9.2.4

Leasing and Sales.  Pending Closing, Seller may continue to (i) lease vacant pads and homes at the Property, and (ii) sell homes at the Property, all in accordance with Seller’s business judgment, including without limitation adjustment of offering terms to respond to market conditions.

9.2.5

Seller’s Cure Obligation.  Seller shall use reasonable efforts (which shall include the expenditure of necessary funds) to cure, prior to Closing, any and all of the following:  (a) material (as provided in the last sentence of Section 8.3.5 hereof) breaches of Seller’s Warranties (or matters requiring modifications thereto due to changed circumstances as provided in Section 8.3.4 hereof), provided that Seller shall not be obligated to undertake any cure requiring expenditures that would cause Seller’s cure costs to exceed Seller’s Cure Limit, and (b) Required Clearance Exceptions.

9.2.6

Lease Enforcement.  Seller shall have the right, but not the obligation, to enforce the rights and remedies of the landlord under any Lease by summary proceedings or otherwise (including, without limitation, the right to remove any tenant), and to apply all or any portion of any security deposits then held by Seller toward any loss or damage incurred by Seller by reasons of any defaults by tenants, and the exercise of any such rights or remedies shall not affect the obligations of Buyer under this Agreement in any manner or entitle Buyer to a reduction in, or credit or allowance against, the Purchase Price or give rise to any other claim on the part of Buyer.

9.2.7

Fictitious Names/Telephone Numbers.  Seller shall cooperate with Buyer, at Buyer’s sole cost and expense, (i) in connection with Buyer’s assumption of any fictitious names used by Seller solely in connection with the Communities (if such names are registered to Seller with the Pennsylvania Corporation Bureau), (ii) in connection with Buyer’s registration of

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fictitious names to be used solely in connection with the Communities (if any such names are not registered to Seller with the Pennsylvania Corporation Bureau), and (iii) in connection with the assignment of any telephone numbers of Seller exclusively associated with the Communities.

9.3

Mutual Covenants.

9.3.1

Confidentiality; Access.  The Confidentiality Agreement and the Access Agreement are hereby incorporated in this Agreement by reference, and Seller and Buyer agree to continue to be bound by the terms of such agreements binding on such parties, respectively.

9.3.2

Publicity.  Seller and Buyer each hereby covenant that neither Seller nor Buyer shall issue any Release (as hereinafter defined) with respect to the Transaction whether prior to or after Closing, without the prior consent of the other, except to the extent required by applicable Law.  If either Seller or Buyer is required by applicable Law to issue a Release, such party shall, at least two (2) business days prior to the issuance of the same, deliver a copy of the proposed Release to the other party for its review.  As used herein, the term “Release” shall mean any press release with respect to the Transaction or this Agreement.

9.3.3

Brokers.  Each of Seller and Buyer expressly acknowledges with respect to itself that it has not been represented by a broker with respect to the Transaction or with respect to this Agreement.  Seller agrees to hold Buyer harmless and indemnify Buyer from and against any and all Losses suffered or incurred by Buyer as a result of any claims by any party claiming to have represented Seller as broker in connection with the Transaction.  Buyer agrees to hold Seller harmless and indemnify Seller from and against any and all Losses suffered or incurred by Seller as a result of any claims by any party claiming to have represented Buyer as broker in connection with the Transaction.

9.3.4

Tax Protests; Tax Refunds and Credits.  Seller shall have the right to continue and to control the progress of and to make all decisions with respect to any contest of the real estate taxes, personal property taxes and other assessments for the Property assessed for all Tax Years prior to the Tax Year in which the Closing occurs.  Buyer shall have the right to control the progress of and to make all decisions with respect to any tax contest of the real estate taxes, personal property taxes and other assessments for the Property assessed for all Tax Years subsequent to the Tax Year in which the Closing occurs.  Either Seller or Buyer may require a contest of the real estate taxes, personal property taxes and other assessments for the Property assessed for the Tax Year in which Closing occurs, but Seller shall control any such process as above provided.  All real estate and personal property tax and assessment refunds and credits received after Closing with respect to the Property shall be applied in the following order of priority:  first, to pay the costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with obtaining such tax or assessment refund or credit; second, apportioned between Buyer and Seller as follows:

(a)

with respect to any refunds or credits attributable to real estate and personal property taxes and other assessments assessed for the Tax Year in which the Closing occurs, such refunds and credits shall be apportioned between Buyer and Seller in proportion to the number of days in such Tax Year that each party owned the Property (with title to the Property being deemed to have passed as of the Cut-Off Time);

(b)

with respect to any refunds or credits attributable to real estate and personal property taxes and assessments assessed for any Tax Year prior to the Tax Year in which the Closing occurs, Seller shall be entitled to the entire refunds and credits; and

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(c)

with respect to any refunds or credits attributable to real estate and personal property taxes and assessments assessed for any Tax Year after the Tax Year in which the Closing occurs, Buyer shall be entitled to the entire refunds and credits.

9.4

Survival.  The provisions of this Article 9 shall survive the Closing (and not be merged therein) or earlier termination of this Agreement.

ARTICLE 10  DEFAULT

10.1

Buyer’s Default.  If, on or before the Closing Date, (i) Buyer is in default of any of its obligations hereunder, or (ii) the Closing otherwise fails to occur by reason of Buyer’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, then Seller may elect, as its sole and exclusive remedy, either to (a) terminate this Agreement in its entirety by written notice to Buyer; or (b) waive the condition and proceed to close the Transaction.  If this Agreement is so terminated, then Seller shall be entitled to retain the Deposit as liquidated damages, and thereafter neither party to this Agreement shall have any further rights or obligations hereunder other than any arising under any section or provision herein that expressly provides that it survives the termination of this Agreement.

10.2

Seller’s Default.  If, on or before the Closing Date, (i) Seller is in default of any of its obligations hereunder, or (ii) the Closing otherwise fails to occur by reason of Seller’s failure or refusal to perform its obligations hereunder in a prompt and timely manner, then Buyer may elect, as its sole and exclusive remedy, to (a) terminate this Agreement in its entirety by written notice to Seller, promptly after which the Deposit shall be returned to Buyer, and thereafter neither party to this Agreement shall have any further rights or obligations hereunder other than any arising under any section or provision herein that expressly provides that it survives the termination of this Agreement, or (b) waive the condition and proceed to close the Transaction, or (c) seek specific performance of this Agreement by Seller, Buyer specifically acknowledging that Buyer shall have no right to damages pursuant to this Section 10.2 or otherwise under this Agreement.  As a condition precedent to exercise by Buyer of any right Buyer may have to bring an action for specific performance hereunder, Buyer must commence such an action within ninety (90) days after the occurrence of Seller’s default.  Buyer agrees that its failure timely to commence such an action for specific performance within such ninety (90) day period shall be deemed a waiver by Buyer of its right to commence an action for specific performance.  Notwithstanding the foregoing and notwithstanding Seller’s exercise of its right to extend the Closing as provided in Section 6.1 above, if, for any reason, Seller fails to obtain a release of the Property from the lien of Seller’s existing debt encumbering the Property for any reason, including Seller’s determination in its discretion that satisfying the conditions for obtaining a release would be economically unreasonable, Seller may terminate this Agreement by written notice to Buyer on or before the Closing, in which event this Agreement shall terminate in its entirety.  Promptly following such termination, as Buyer’s sole and exclusive remedy, the Deposit shall be returned to Buyer and Seller shall reimburse Buyer for Buyer’s actual, reasonable out-of-pocket costs incurred in the performance of this Agreement in an aggregate amount not to exceed $25,000.00.  For purposes hereof, satisfying the conditions for obtaining a release of the lien of Seller’s existing debt from the Property shall be deemed to be economically unreasonable if such conditions would require Seller to pay its lender (or servicer) in excess of the Purchase Price in order to obtain the release.  Seller and Buyer expressly acknowledge that a breach of Seller’s Warranties arising prior to the Closing Date shall not constitute a “default” for purposes of this Section 10.2 and that the consequences of any such breach shall be governed by Section 8.3.3, to the extent applicable, and by Section 8.3.5 and Section 9.2.5 above.

10.3

Post-Closing Defaults.  The provisions of Sections 10.1 and 10.2 above are not intended to limit the parties’ respective rights and remedies for defaults that arise after Closing, including without limitation any breach of Seller’s Warranties first discovered post-closing, provided that all such rights

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and remedies shall be subject to and limited by the provisions of Section 8.3.6 and Section 13.15.  Subject to said Sections 8.3.6 and 13.15, the provisions of this Section 10.3 shall survive Closing and not be merged therein.

ARTICLE 11  CONDEMNATION/CASUALTY

11.1

Condemnation.

11.1.1

Right to Terminate.  If, prior to the Closing Date, all or any significant portion (as hereinafter defined) of a Community is taken by eminent domain (or is the subject of a pending taking in which Seller has been served with legal process, but which has not yet been consummated), Seller shall notify Buyer in writing of such fact promptly after obtaining knowledge thereof, and, thereafter, either Buyer or Seller shall have the right to terminate this Agreement in its entirety by giving written notice to the other no later than ten (10) days after the giving of Seller’s notice, and the Closing Date shall be extended, if necessary, to provide sufficient time for Buyer or Seller to make such election.  The failure by Buyer and Seller to so elect in writing to terminate this Agreement within such ten (10) day period shall be deemed an election not to terminate this Agreement.  For purposes hereof, a “significant portion” of a Community shall mean any interest in a Community except a de minimis interest the taking of which has no material effect on the use or operation of such Community.

11.1.2

Assignment of Proceeds.  If (a) neither Seller nor Buyer elects to terminate this Agreement as aforesaid if all or any significant portion of the Property is taken, or (b) a portion of the Property not constituting a significant portion of the Property is taken or becomes subject to a pending taking by eminent domain, there shall be no abatement of the Purchase Price; provided, however, that, at the Closing, Seller shall pay to Buyer the amount of any award for or other proceeds on account of such taking which have been actually paid to Seller prior to the Closing Date as a result of such taking (less all costs and expenses, including attorneys’ fees and costs, incurred by Seller as of the Closing Date in obtaining payment of such award or proceeds) and, to the extent such award or proceeds have not been paid, Seller shall assign to Buyer at the Closing (without recourse to Seller) the rights of Seller to, and Buyer shall be entitled to receive and retain, all awards for the taking of the Property or such portion thereof.

11.2

Destruction or Damage.  In the event any portion of a Community is damaged or destroyed by casualty prior to the Closing Date, Seller shall notify Buyer in writing of such fact promptly after obtaining knowledge thereof.  If any such damage or destruction (1) (a) is an insured casualty and (b) would cost less than ten percent (10%) of the Purchase Price of the Property to repair or restore, or (2) (x) is an uninsured casualty and (y) would cost less than ten percent (10%) of the Purchase Price of the Property to repair or restore and Seller elects, in its discretion, by written notice to Buyer to repair or restore the damage or destruction prior to the Closing Date (which shall be extended, if necessary, to provide sufficient time for Seller to perform such repairs or restoration) (those matters described in (1) or (2) above are referred to herein as a “Non-Material Casualty”), then this Agreement shall remain in full force and effect and Buyer shall acquire the Property upon the terms and conditions set forth herein.  In the event of a Non-Material Casualty described in (1) above, Buyer shall receive a credit against the Purchase Price equal to the deductible amount applicable under Seller’s casualty policy less all costs and expenses, including attorneys’ fees and costs, incurred by Seller as of the Closing Date in connection with the negotiation and/or settlement of the casualty claim with the insurer (the “Realization Costs”), and Seller shall assign to Buyer all of Seller’s right, title and interest in and to all proceeds of insurance on account of such damage or destruction.  In the event a Community is damaged or destroyed prior to the Closing Date by a casualty that is not a Non-Material

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Casualty (i.e. a matter that is not described in either (1) or (2) above), then, notwithstanding anything to the contrary set forth above in this section, Buyer shall have the right, at its option, to terminate this Agreement in its entirety.  Buyer shall have thirty (30) days after Seller notifies Buyer that a casualty has occurred to make such election by delivery to Seller of a written election notice (the “Election Notice”), and the Closing Date shall be extended, if necessary, to provide sufficient time for Buyer to make such election.  The failure by Buyer to deliver the Election Notice within such thirty (30) day period shall be deemed an election not to terminate this Agreement.  In the event Buyer elects not to terminate this Agreement as set forth above, this Agreement shall remain in full force and effect, Seller shall assign to Buyer all of Seller’s right, title and interest in and to any and all proceeds of insurance on account of such damage or destruction, if any, and, if the casualty was an insured casualty, Buyer shall receive a credit against the Purchase Price equal to the deductible or self-insured amount (less the Realization Costs) under Seller’s casualty insurance policy.

11.3

Insurance.  Seller shall maintain the property insurance coverage currently in effect for the Property through the Closing Date.

11.4

Effect of Termination.  If this Agreement is terminated pursuant to Section 11.1 or Section 11.2, the Deposit shall be returned to Buyer.  Upon such refund, this Agreement shall terminate in its entirety and neither party to this Agreement shall have any further rights or obligations hereunder other than any arising under any section herein which expressly provides that it shall survive the termination of this Agreement.

11.5

Waiver.  The provisions of this Article 11 supersede the provisions of any applicable Laws with respect to the subject matter of this Article 11.

ARTICLE 12  ESCROW

The Deposit and any other sums which the parties agree shall be held in escrow (herein collectively called the “Escrow Deposits”), together with all interest earned thereon, shall be held by the Escrow Agent, in trust, and disposed of only in accordance with the following provisions:

12.1

Investment of Escrow Deposits.  The Escrow Agent shall invest the Escrow Deposits in government insured interest-bearing instruments satisfactory to both Buyer and Seller, shall not commingle the Escrow Deposits with any funds of the Escrow Agent or others, and shall promptly provide Buyer and Seller with confirmation of the investments made.

12.2

Delivery of Escrow Deposits.

12.2.1

Upon Closing.  If the Closing occurs, the Escrow Agent shall deliver the Escrow Deposits to, or upon the instructions of, Seller on the Closing Date.

12.2.2

If Closing Does Not Occur.  If for any reason the Closing does not occur, the Escrow Agent shall deliver the Escrow Deposits and/or all interest earned thereon to Seller or Buyer only upon receipt of a written demand therefor from such party, subject to the following provisions of this Section 12.2.2.  If for any reason the Closing does not occur and either party makes a written demand upon the Escrow Agent for payment of the Escrow Deposits or the interest earned thereon, the Escrow Agent shall give written notice to the other party of such demand.  If the Escrow Agent does not receive a written objection from the other party to the proposed payment within ten (10) days after the giving of such notice or in the event that Escrow Agent receives a demand from both Buyer and Seller in the first instance, the Escrow Agent is hereby authorized to make such payment.  If the Escrow Agent does receive such written objection within such period, the Escrow Agent shall continue to hold

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such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court.

12.3

Escrow Agent as Stakeholder.  The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by Seller or Buyer resulting from the Escrow Agent’s mistake of law respecting the Escrow Agent’s scope or nature of its duties.  Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all Losses incurred in connection with the performance of the Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent.

12.4

Income Taxes on Escrow Deposits.  Buyer shall pay any income taxes on any interest earned on the Escrow Deposits.  Buyer represents and warrants to the Escrow Agent that its taxpayer identification number is 22-1890929.

12.5

Escrow Agent Acknowledgment.  The Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that, when received, the Escrow Agent shall hold the Escrow Deposits and the interest earned thereon, in escrow, and shall disburse the Escrow Deposits, and the interest earned thereon, pursuant to the provisions of this Article 12.  Upon receipt of the Escrow Deposits, the Escrow Agent shall promptly acknowledge to Seller and Buyer in writing receipt thereof.

12.6

Interest on Deposit.  As set forth in Section 2.1 hereof, any interest earned on the Deposit shall be considered a part of the Deposit; provided, however, that if Closing does not occur for any reason other than a Buyer default, all interest earned on the Deposit shall be credited to Buyer; further provided, however, that such earned interest shall be delivered to Buyer by the Escrow Agent, if at all, in accordance with the terms of Section 12.2.2 hereof.

ARTICLE 13  MISCELLANEOUS

13.1

Assignment.  Buyer shall not assign this Agreement or its rights hereunder to any individual or entity, except a wholly owned subsidiary of Buyer, without the prior written consent of Seller, which consent Seller may grant or withhold in its sole discretion, and any such assignment without Seller’s consent shall be null and void ab initio.  In the event of any permitted assignment by Buyer, any assignee shall assume any and all obligations and liabilities of Buyer under this Agreement but, notwithstanding such assumption, Buyer shall continue to be liable hereunder.

13.2

Designation Agreement.  Section 6045(e) of the Code and the regulations promulgated thereunder (herein collectively called the “Reporting Requirements”) require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the Transaction.  Escrow Agent (“Agent”) is either (x) the person responsible for closing the Transaction (as described in the Reporting Requirements) or (y) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements).  Accordingly:

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13.2.1

Reporting Person.  Agent is hereby designated as the “Reporting Person” (as defined in the Reporting Requirements) for the Transaction.  Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transaction.

13.2.2

Furnish Information.  Seller and Buyer shall furnish to Agent, in a timely manner, any information requested by Agent and necessary for Agent to perform its duties as Reporting Person for the Transaction.

13.2.3

Seller’s Taxpayer Identification Number.  Agent hereby requests Seller to furnish to Agent Seller’s correct taxpayer identification number.  Seller acknowledges that any failure by Seller to provide Agent with Seller’s correct taxpayer identification number may subject Seller to civil or criminal penalties imposed by law.  Accordingly, Seller hereby certifies to Agent, under penalties of perjury, that Seller’s correct taxpayer identification number is reflected on Schedule 3 attached hereto.

13.2.4

Retention of Agreement.  Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs.

13.2.5

Agent Acknowledgment.  Agent has joined in and executed this Agreement for the purpose of confirming its agreement to be bound by the provisions of this Section 13.2.

13.3

Survival/Merger.  Except for the provisions of this Agreement which are explicitly stated to survive the Closing, (a) none of the terms of this Agreement shall survive the Closing, and (b) the delivery of the Deed and any other documents and instruments by Seller and the acceptance thereof by Buyer shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Buyer and Seller to be performed hereunder.

13.4

Integration; Waiver.  This Agreement, together with the Exhibits hereto, embodies and constitutes the entire understanding among the parties with respect to the Transaction, and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement.  Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.  No waiver by any party hereto of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

13.5

Governing Law.  This Agreement shall be governed by, and construed in accordance with, the substantive Laws of the Commonwealth of Pennsylvania, without regard to choice of law principles.

13.6

Captions Not Binding; Exhibits.  The captions in this Agreement are inserted for reference only and in no way define, describe or limit the scope or intent of this Agreement or of any of the provisions hereof.  All Exhibits attached hereto shall be incorporated by reference as if set out herein in full.

13.7

Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

13.8

Severability.  If any term or provision of this Agreement or the application thereof to any Persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to Persons or circumstances other than those as to which it is

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held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

13.9

Notices.  Any notice, request, demand, consent, approval and other communications under this Agreement shall be in writing, and shall be deemed duly given or made at the time and on the date when received by facsimile (provided that the sender of such communication shall orally confirm receipt thereof by the appropriate parties and send a copy of such communication to the appropriate parties within one (1) business day of such facsimile) or when personally delivered as shown on a receipt therefor (which shall include delivery by a nationally recognized overnight delivery service) or upon receipt (or refusal of delivery) after being mailed by prepaid certified mail, return receipt requested, to the address for each party set forth below.  Any party, by written notice to the other in the manner herein provided, may designate an address different from that set forth below.

IF TO BUYER:

UMH Properties, Inc.

Juniper Business Plaza

3499 Route 9 North, Suite 3C

Freehold, NJ 07728

Attention:

Allison Nagelberg

Telephone:

(732) 577-4031

COPY TO:

James D. Bogar, Attorney at Law

One West Main Street

Shiremanstown, Pennsylvania 17011

Attention:

James Bogar

Telephone:

(717) 737-8761

Facsimile:

(717) 737-2086

IF TO SELLER:

American Residential Communities LLC

℅ Helix Funds LLC

Two North Riverside Plaza, Suite 1400

Chicago, Illinois 60606

Attention:

David S. Weinberg

Telephone:

(312) 242-1570

Facsimile:

(312) 575-0162

COPY TO:

Helix Funds LLC

Two North Riverside Plaza, Suite 1400

Chicago, Illinois 60606

Attention:

Orrin S. Shifrin

Telephone:

(312) 242-1520

Facsimile:

(312) 575-0162

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COPY TO:

DLA Piper LLP (US)

203 North LaSalle St., Suite 1900

Chicago, Illinois 60601

Attention:

Samuel B. Stempel

Telephone:

(312) 368-7297

Facsimile:

(312) 630-5315

13.10

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which counterparts taken together shall constitute one and the same agreement.

13.11

No Recordation.  Seller and Buyer each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded, and Buyer agrees (a) not to file any notice of pendency or other instrument (other than a judgment) against the Property or any portion thereof in connection herewith and (b) to indemnify Seller against all Losses incurred by Seller by reason of the filing by Buyer of such notice of pendency or other instrument.

13.12

Additional Agreements; Further Assurances.  Subject to the terms and conditions herein provided, each of the parties hereto shall execute and deliver such documents as the other party shall reasonably request in order to consummate and make effective the Transaction; provided, however, that the execution and delivery of such documents by such party shall not result in any additional liability or cost to such party.

13.13

Construction.  The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendment hereof or Exhibit hereto.

13.14

Business Day.  As used herein, the term “business day” shall mean any day other than a Saturday, Sunday, or any federal or holiday in the State of Colorado.  If any period expires on a day which is not a business day or any event or condition is required by the terms of this Agreement to occur or be fulfilled on a day which is not a business day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding business day.

13.15

Maximum Aggregate Liability.  Prior to Closing, the liabilities of the parties shall be governed by Section 8.3.3, Section 8.3.5 and Article 10 hereof, as applicable.  Once Closing has occurred, notwithstanding any provision to the contrary contained in this Agreement or any documents executed by Seller pursuant hereto or in connection herewith, the maximum aggregate liability of Seller and the Seller Parties, and the maximum aggregate amount which may be awarded to and collected by Buyer, in connection with the Transaction or the Property, under this Agreement and under any and all documents executed pursuant hereto or in connection herewith (including, without limitation, in connection with the breach of any of Seller’s Warranties or any other representations or covenants under this Agreement made by Seller for which a claim is timely made by Buyer) shall not exceed One Million and No/100 Dollars ($1,000,000.00) in actual damages suffered by Buyer arising directly as a result of such breach by Seller, the parties agreeing that Seller shall have no liability whatsoever for matters waived by Buyer pursuant to Section 8.3.6 hereof or for consequential or punitive damages, and no claim may be made by Buyer unless Buyer’s damages are reasonably estimated to aggregate more than the Materiality Threshold.  The provisions of this Section shall survive the Closing (and not be merged therein) or any earlier termination of this Agreement; provided that any claim by Buyer against Seller as described in this Section 13.15 must be made by notice to Seller given prior to the expiration of the Claims Survival Period.

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13.16

JURISDICTION.  WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THE TRANSACTION, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER (“PROCEEDINGS”) EACH PARTY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COUNTY OF COLUMBIA, COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR PENNSYLVANIA, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDINGS BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY.

13.17

WAIVER OF JURY TRIAL.  EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY PROCEEDINGS BROUGHT BY THE OTHER PARTY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE TRANSACTION, THIS AGREEMENT, THE PROPERTY OR THE RELATIONSHIP OF BUYER AND SELLER HEREUNDER.

13.18

Facsimile Signatures.  Signatures to this Agreement transmitted by telecopy or electronic mail shall be valid and effective to bind the party so signing.  Each party agrees to promptly deliver an execution original of this Agreement with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied or email signature and shall accept the telecopied or email signature of the other party to this Agreement.

13.19

Attorneys’ Fees.  Should either party employ attorneys to enforce any of the provisions hereof, the party against whom any final judgment is entered agrees to pay the prevailing party all reasonable costs, charges and expenses, including attorneys’ fees and expenses and court costs, expended or incurred in connection therewith.

13.20

Time.  Time is of the essence in the performance of each and every term, condition and covenant contained in this Agreement.

13.21

Waiver of Tender.  Formal tender of an executed deed and the purchase money each is hereby waived.

 [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date(s) set forth below to be effective as of the day and year first above written.

SELLER: ARCPA PROPERTIES LLC, a Delaware limited liability company By: /s/ Orrin Shifrin Orrin Shifrin, Secretary
BUYER: UMH PROPERTIES, INC., a Maryland corporation By:__________________________________ Samuel A. Landy, President

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IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed as of the date(s) set forth below to be effective as of the day and year first above written.

SELLER: ARCPA PROPERTIES LLC, a Delaware limited liability company By: _______________________ Orrin Shifrin, Secretary
BUYER: UMH PROPERTIES, INC., a Maryland corporation By: /s/ Samuel A. Landy Samuel A. Landy, President

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AGREEMENT OF ESCROW AGENT

The undersigned has executed this Agreement solely to confirm its agreement to (a) hold the Escrow Deposits in escrow in accordance with the provisions hereof and (b) comply with the provisions of Article 12 and Section 13.2.

FIRST AMERICAN TITLE INSURANCE COMPANY By: /s/ Barbara Laffer Name: Barbara Laffer Title: Senior Commercial Escrow Officer Date: November 1, 2010

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Schedule 1

Index of Defined Terms

Term	Reference
21st	5.8
21st Agreements	5.8
Access Agreement	Schedule 2
Additional Homes	Schedule 5.9
Affected Contract	Schedule 1
Agent	13.2
Agreement	Introductory Paragraph
Assignment of Intangible Property	6.3(d)
Assignment of Leases	6.3(c)
Assumption Notice	5.8
Bill of Sale	6.3(b)
business day	13.14
Buyer	Introductory Paragraph
Buyer’s Representatives	Schedule 2
Claims Survival Period	8.3.6
Closing	Schedule 2
Closing Date	Schedule 2
Code	Schedule 2
Community	Schedule 2
Confidentiality Agreement	Schedule 2
Contracts	Schedule 2
Cut-Off Time	Article 5
Dealer Agreement	5.8
Deed	6.3(a)
Deemed to Know	Schedule 2
Deposit	2.1
Designated Representatives	Schedule 2
Documents	Schedule 2
Due Diligence	Schedule 2
Due Diligence Period	Schedule 2
Election Notice	11.2
Escrow Agent	Schedule 2
Escrow Deposits	Article 12
Homes	Schedule 2
Laws	Schedule 2
Leases	Schedule 2
Loan Purchase Agreement	5.8
Losses	9.1.1
Materiality Threshold	Schedule 2
Non-Material Casualty	11.2
Notes	Schedule 2
Oil, Gas and Mineral Rights	Schedule 2
Other Exceptions	3.1.1
Other Property Rights	Schedule 2
Owner’s Title Policy	3.2
Permitted Exceptions	Schedule 2
Person	Schedule 2

Schedule 1-1

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Personal Property	Schedule 2
Proceedings	13.16
Property	Schedule 2
Property Documents	Schedule 2
Purchase Price	Article 2
Real Property	Schedule 2
Realization Costs	11.2
Recourse Notes	5.8
Release	9.3.2
Reporting Person	13.2.1
Reporting Requirements	13.2
Repossession Purchase Obligation	5.8
Required Clearance Exceptions	3.1.1
Revenues	5.1.1
Seller	Introductory Paragraph
Seller Affiliates	Schedule 2
Seller Cure Limit	Schedule 2
Seller Parties	Schedule 2
Seller’s Knowledge	8.3.2
Seller’s Warranties	Schedule 2
significant portion	11.1.1
Survey	Schedule 2
Tax Year	Schedule 2
Title Commitment	Schedule 2
Title Company	Schedule 2
Title Documents	Schedule 2
Title Objections	3.1.1
Transaction	Schedule 2
Written Notice	8.3.2

Schedule 1-2

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Schedule 2

Defined Terms

As used herein, the following terms shall have the following meanings:

“Access Agreement” shall mean that certain agreement between Seller and Buyer attached hereto as Exhibit L and incorporated herein by this reference, the terms of which shall continue and be fully applicable during the term of this Agreement and, if longer, the term therein specified.

“Buyer’s Representatives” shall mean Buyer, its partners and members, and any officers, directors, shareholders, employees, agents, representatives and attorneys of Buyer, its partners or members.

“Closing” shall mean the closing of the Transaction.

“Closing Date” shall mean December 15, 2010, or such earlier date on which Seller and Buyer may mutually agree for closing of the Transaction.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Community” shall mean a manufactured home community included in the Property that is separately legally described in Exhibit A.

“Confidentiality Agreement” shall mean that certain agreement executed by Buyer attached hereto as Exhibit K and incorporated herein by this reference, the terms of which shall continue and be fully applicable during the term of this Agreement and, if longer, the term therein specified.

“Contracts” shall mean all service, supply, maintenance and utility agreements, all equipment leases, and all other contracts, subcontracts and agreements relating exclusively to the Real Property and the Personal Property, all as described in Exhibit B attached hereto and incorporated herein by this reference, and any additional contracts, subcontracts and agreements entered into in accordance with the terms of Section 9.2.1 hereof.

“Deemed to Know” (or words of similar import, whether or not such words may be capitalized) shall have the following meaning:    (a) Buyer shall be “Deemed to Know” of the existence of a fact or circumstance to the extent that such fact or circumstance is disclosed by this Agreement, the Documents (including without limitation the documents and materials made available to Buyer on the website at http://eaglepro.firstam.com), or any studies, tests, reports, or analyses prepared by or for or otherwise obtained by Buyer or Buyer’s Representatives in connection with the Property; and (b) Buyer shall be “Deemed to Know” that a representation or warranty of Seller is untrue, inaccurate or incorrect to the extent that this Agreement, the Documents, or any studies, tests, reports or analyses prepared by or for or otherwise obtained by Buyer or Buyer’s Representatives in connection with the Property contains information which is inconsistent with such representation or warranty.

“Deposit” shall mean five hundred thousand and no/100 dollars ($500,000.00).

“Designated Representatives” shall mean Sorin Mihalache, Michael Sant and Matthew Getty.

“Documents” shall mean the documents and instruments applicable to the Property or any portion thereof that Seller or any of the other Seller Parties deliver or make available to Buyer prior to Closing

Schedule 2-1

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or otherwise allow Buyer access to prior to Closing, including, but not limited to, the Title Commitment, the Survey, the Title Documents and the Property Documents.

“Due Diligence” shall mean examinations, inspections, tests, studies, analyses, appraisals, evaluations and/or investigations with respect to the Property, the Documents, and other information and documents regarding the Property, including, without limitation, examination and review of title matters, applicable land use and zoning Laws and other Laws applicable to the Property, the physical condition of the Property, and the economic status of the Property.

“Due Diligence Period” shall mean the period commencing prior to the execution of this Agreement and expiring on December 1, 2010.

“Escrow Agent” shall mean First American Title Insurance Company, whose mailing address is 550 South Hope Street, Suite 1950, Los Angeles, CA 90071, Attention:  Gloria Neri Phone: (213) 271-1751, in its capacity as escrow agent.

“Laws” shall mean all municipal, county, state or federal statutes, codes, ordinances, laws, rules or regulations.

“Leases” shall mean, collectively, all leases with tenants of the Real Property.

“Materiality Threshold” shall mean two hundred thousand and no/100 dollars ($200,000.00).

“Notes” shall mean the retail installment contracts, promissory notes and/or other instruments held by Seller or Seller Affiliates in connection with the financing by Seller or Seller Affiliates of certain manufactured homes at the Communities, all as set forth on Exhibit Q.

“Oil, Gas and Mineral Rights” shall mean all of seller’s right, title and interest in and to all of the oil, gas and other minerals in, on or under and that may be produced from the Real Property.

“Other Property Rights” shall mean, collectively, Seller’s interest in and to all of the following, if any, if and to the extent the same are assignable by Seller without any expense or other liability to Seller:  (a) to the extent that the same are in effect as of the Closing Date, any licenses, permits and other written authorizations necessary for the use, operation or ownership of the Real Property, and (b) those guaranties and warranties in effect with respect to any portion of the Property as of the Closing Date.  Except as expressly set forth herein, Seller’s right to (i) the names and trademarks “ARC”, “American Residential Communities”, the ARC logo and any other names or marks used by American Residential Properties LLC not related exclusively to the Property, (ii) any and all websites and domain names maintained by Seller or Seller’s property manager with respect to the Property, and (iii) any and all telephone numbers maintained by Seller or Seller’s property manager and not used exclusively in connection with the operation of the Property are all expressly excluded from the sale contemplated hereby.

“Permitted Exceptions” shall mean and include all of the following:  (a) applicable zoning and building ordinances and land use regulations, (b) unless Buyer timely objects to any thereof as provided in Section 3.1.1 hereof (i) the Title Documents and any title exception reflected on the owner’s title insurance policies issued to Seller (copies of which are attached hereto as Exhibit V), (ii) such state of facts as disclosed in the Survey, and (iii) any matters about which Buyer knows or is Deemed to Know prior to the expiration of the Due Diligence Period, (c) such state of facts as would be disclosed by a physical inspection of the Property, (d) the lien of taxes and assessments not yet due and payable, (e) any exceptions to title caused by Buyer, its agents, representatives or employees, (f) such other exceptions to title as the Title Company shall commit to insure over, without any

Schedule 2-2

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additional cost to Buyer, whether such insurance is made available in consideration of payment, bonding, indemnity by Seller or otherwise, (g) the rights of the tenants under the Leases, and (h) any matters deemed to constitute additional Permitted Exceptions pursuant to Section 3.1.1 hereof.

“Person” shall mean a natural person, partnership, limited partnership, limited liability company, corporation, trust, estate, association, unincorporated association or other entity.

“Personal Property” shall mean, collectively, (a) all tangible personal property owned by Seller (excluding any computer software or programs which either (i) are licensed to Seller or Seller’s property manager, or (ii) Seller or Seller’s property manager deem proprietary), located on the Real Property and used exclusively in the ownership, operation and maintenance of the Real Property as listed on Exhibit M attached hereto and incorporated herein by this reference, (b) all non-confidential books, records and files maintained by Seller’s property manager at the Property (excluding any appraisals, budgets, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate authorization, attorney and accountant work product, and attorney-client privileged documents) relating exclusively to the Property, (c) the Notes (and, to the extent that they are to be transferred to Buyer pursuant to and in accordance with Section 5.8 of this Agreement, the Recourse Notes), and (d) the manufactured homes listed on Exhibit P attached hereto and incorporated herein by reference (the “Homes”).  For clarity and without limiting the foregoing, Personal Property shall include the Homes only and no other manufactured homes located at the Community or otherwise.

“Property” shall mean, collectively, (a) the Real Property, (b) the Personal Property, (c) Seller’s interest as landlord in all Leases, (d) if and to the extent assignable by Seller without any expense to Seller, the Contracts, and (e) the Other Property Rights.

“Property Documents” shall mean, collectively, (a) the Leases, (b) the Contracts, and (c) any other documents or instruments which constitute or otherwise create any portion of the Property.

“Real Property” shall mean, collectively, those certain parcels of real estate legally described in Exhibit A attached hereto and incorporated herein by this reference, together with all buildings, improvements and fixtures located thereon and owned by Seller as of the Closing Date and all rights, privileges and appurtenances pertaining thereto including all right, title and interest of Seller in and to all rights-of-way, open or proposed streets, alleys, easements, and strips or gores of land adjacent thereto, including any Oil, Gas and Mineral Rights.

“Recourse Notes” shall mean the retail installment contracts, promissory notes and/or other instruments held by 21st in connection with the financing of certain manufactured homes at the Communities, all as set forth on Exhibit R.

“Seller Affiliates” shall include ARC Dealership, Inc., a Delaware corporation, ARC Dealership LLC, a Delaware limited liability company, ARC Housing LLC, a Delaware limited liability company, and ARC Housing TX, L.P., a Delaware limited partnership.

“Seller Cure Limit” shall mean the sum of $350,000.00 which sum shall be the aggregate amount available to cure breaches of Seller’s Warranties as provided in Section 8.3.5 and Section 9.2.5(a) hereof.

“Seller Parties” shall mean and include, collectively, (a) Seller; (b) its counsel; (c) its consultants; (d) Seller’s property manager; (e) any direct or indirect equity owner, officer, director, employee, or agent of Seller, Seller’s partners, or Seller’s partners’ partners, Seller’s broker or Seller’s property

Schedule 2-3

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manager or counsel to any of the foregoing; (f) any other entity or individual affiliated or related in any way to any of the foregoing; and (g) the Designated Representatives.

“Seller’s Warranties” shall mean Seller’s representations and warranties set forth in Section 8.2 hereof and in any documents executed by Seller for the benefit of Buyer in connection with Closing.

“Survey” shall mean, collectively, the surveys listed and described on Exhibit I attached hereto and incorporated herein by this reference, including any update thereof obtained by Buyer.

“Tax Year” shall mean the real estate assessment year or school tax year, as the case may be, for the county in which the Community is located.

“Title Commitment” shall mean, collectively, the commitments to issue an Owner’s Policy of Title Insurance with respect to the Real Property, copies of which are to be delivered to Buyer by the Title Company pursuant to Section 3.1.1 hereof.

“Title Company” shall mean First American Title Insurance Company.

“Title Documents” shall mean all recorded documents referred to on Schedule B of the Title Commitment as exceptions to coverage.

“Transaction” shall mean the purchase and sale transaction contemplated by this Agreement.

Schedule 2-4

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Schedule 3

Community Name, Seller and FEIN No.

Community Name Brookside Village Pleasant View Estates Maple Manor Moosic Heights Oakwood Lake Village	Community Seller& Entity Type ARCPA Properties LLC, a Delaware limited liability company	FEIN No. 20-1069069

Schedule 3-1

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EXHIBIT A

LEGAL DESCRIPTIONS

Brookside Village

ALL that certain piece, parcel or tract of land situate in North Centre Township, Columbia County, Pennsylvania, bounded and described as follows, to-wit:

BEGINNING at a nail in the center of Township Road #481 and on the dividing line between land of said Grantors and Russell Whitenight; thence along land of Russell Whitenight, North 00° 26' East, 1,255 feet to the middle of Briar Creek; thence along the center of said Briar Creek the following courses and distances: North 39° 00' East, 280 feet; North 58° 17' East, 180 feet; North 55° 42' East, 190 feet; North 58° 57' East, 180 feet; North 59° 37' East, 180 feet; North 55° 27' East, 200 feet; North 48° 32' East, 132.1 feet to a nail on a bridge plank; thence along the center of Township Road #648, South 00° 30' West, 1,861 feet to a nail in the center of said Township Road #481, thence through the center of said Township Route, South 79° 30' West, 1,066.6 feet to a nail, the place of beginning.

Tax Parcel #11.06-006-03

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Pleasant View Estates

All those certain two (2) pieces, parcels or tracts of land situated in the Township of South Centre, County of Columbia and Commonwealth of Pennsylvania, bounded and described according to a survey prepared by Peters Consultants, Inc. for ARC DAM Brookside, LLC originally dated March 17,2004, as follows: to wit:

Parcel I:

BEGINNING at an existing iron pipe on the northerly right of way line of State Route 1004 (Old Berwick Highway) and at the southeast corner of lands now or late of Martin L. Sitter, Jr.; thence along lands now or late of Martin L. Sitter, Jr., N. 12° 46' 26 W 176.18 feet to an existing iron pin; thence along lands now or late of Martin L. Sitter, Jr., Sandra Horrax Brown, Thomas J. Raison and Jayne A. Funson, Jeffrey W. Benjamin, and Jacqueline Hidlay, S 81° 37' 22" W 514.62 feet to an existing iron pin; thence along lands now or late of Edwin L. Dietterick and Letha I. Dietterick, the following two bearings and distances;

1)

S 86° 16' 23" W 35.35 feet to an existing iron pipe;

2)

N 23° 08' 19" W 306.41 feet to an existing angle iron;

thence along lands now or late of Martin D. Cain and Isabel D. Cain; N. 22' 31' 58" W 545.49 feet to an existing iron pin; thence along lands now or late of Martin D. Cain and Isabel D. Cain, Colin R. Combs and Carol Combs, Bernard J. Jubinski and Edna Mae Jubinski; Richard E. Huber and Sandra M. Huber and a portion of a 40 foot wide right of way terminus for Lincoln Place, S 73° 23' 56" W 864.69 feet to an existing iron pin; thence along lands now or late of Centre Investment Corporation, N 23° 25' 00" W 701.64 feet to an existing iron pipe; thence along lands now or late of SEDA COG Joint Rail Authority, N 81' 15' 06" E 1,11.9.59 feet to an iron pin set for a corner; thence along the westerly right of way line of State Route 0080, Keystone Shortway, the following three bearings and distances:

1)

S 43° 01' 34" E 1,092.76 feet to an existing iron pin;

2)

N 46° 58' 39" E 20.00 feet to an existing iron pin;

3)

S 43° 01' 34" E 323.02 feet to an existing iron pin;

thence along lands now or late of Bernard K. Ridall and Jacqueline V. Ridall, S17° 40' 39" E 55.24 feet to an existing iron pin; thence along the northerly terminus of the right of way of Fort Jenkins Lane, S 72° 15' 51" W 18.25 feet to an existing iron pin; thence along the westerly right of way of Fort Jenkins Lane, S 17" 44' 09" F 133.82 feet to an existing railroad spike; thence along lands now or late of Jack L. Vandermark, the following four hearings and distances:

S 79° 45" 02" W 106.20 feet to an existing iron pin;

S 09° 51' 54" E 109.54 feet to an existing iron pin;

N 80° 14' 33" E 53,90 feet to an existing iron pin;

S 09° 51' 54" E 104.81 feet to a point on the northerly right of way line of State Route

1004; thence along the same, S 78" 12' 07" W 94.41 feet to an existing iron pipe, the place of

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BEGINNING.

CONTAINING 29.5743 acres of land and as surveyed by Peters Consultants, Inc. on March 31, 2004. This description combines all the remaining lands on the southwesterly side of State Route 0080, Keystone Shortway, from Deed Book 381, Page 38, into one description.

Parcel 2:

BEGINNING at an existing iron pin at the southwest corner of lands now or late of Dyco, Inc. and at the northwest corner of lands now Or late of Jakes Place, L.P., thence along lands now or late of Jakes Place, L.P., S17' 40' 39" E 148.98 feet to an existing iron pin; thence along the easterly right of way line of State Route 0080, Keystone Shortway, N 43' 01' 34" W 178.54 feet to an existing iron pin; thence along lands now or late of George W. Woelfel and J. H. Beers, Inc. N 81° 31' 05" E 77.43 feet torn existing iron pin, the place of BEGINNING.

Being all of the remaining lands on the northeasterly side of State Route 0080, Keystone Shortway, from Deed Book 381, Page 38.

Being Tax Parcel ED. No. 12-03-009-07 (parcels 1 and 2).

EXCEPTING AND RESERVING therefrom, all that certain piece or parcel of land situate in the Township of South Centre, County of Columbia and Commonwealth of Pennsylvania, being Lot No. I of the Vandermark/Brookside Subdivision Map as prepared by David A. Drumheller, Licensed Surveyor and recorded in Columbia County Map Book 7, page 141, bounded and described more fully as follows, to-wit:

BEGINNING at a rebar found on the line of railroad spike thence commencing North 79 degrees 19 minutes 20 seconds East, 10 feet to a railroad spike set;

THENCE South 10 degrees 17 minutes 36 seconds East, 20.57 feet to a railroad spike set;

THENCE South 79 degrees 19 minutes 20 seconds West, 10 feet to a point in the lines of Jack L.

Vandermark and Brookside Manor Associates;

THENCE North 10 degrees 17 minutes 36 seconds West, 20.57 feet to the Place of beginning.

CONTAINING 206 square feet

Being part of Tax Parcel J.D. No. 12-03-009-07.

BEING the same premises which Jack L. Vandermark, by deed dated November 3, 2000 and recorded November 7, 2000 in Columbia County, Pennsylvania as Instrument No. 200010439 conveyed to Brookside Manor Associates, in fee.

ALSO, EXCEPTING AND RESERVING therefrom all that certain lot, piece or parcel of land situate in the Township of South Centre, County of Columbia and Commonwealth of Pennsylvania, being Lot No. 2 of the Vandermark/Brookside Subdivision Map as prepared by David A. Drumheller, Licensed Surveyor and recorded in Columbia County Map Book 7, page

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141, bounded and described more fully as follows, to-wit:

COMMENCING No at a rebar found at the southern most point a portion of land owned by Jack L. Vandermark separating same from Brookside Manor Associates' property:

THENCE North 79 degrees 42 minutes 24 seconds East, 53.91 feet to a point also being on the southeasterly corner of the land of Vandermark/Brookside Manor Associates;

THENCE South 9 degrees 58 minutes 05 seconds East, 14 feet to a point along the lines of the lands of Jack L. Vandermark;

THENCE North 85 degrees 42 minutes 55 seconds West, 55.62 feet to the point of BEGINNING.

Being Tax Parcel ID No. 12-03-009-08.

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Maple Manor

All those certain parcels or lots of land, Situated in the Borough of Taylor, Lackawanna County, State of Pennsylvania, bounded and described as follows to wit;

PARCEL I:

BEGINNING at the Southerly corner of a parcel of land conveyed by Parmoff Corporation to George Sluck, et al., by Deed dated March 9, 1967 and duly recorded in Lackawanna County Deed Book 640 page 220 and said corner being in the northerly line of Parcel No. 3 conveyed by Parmoff Corporation to the Most Reverend Stephen J. Kocisko, Bishop for St. Mary's Church of Taylor, PA by deed dated April 26, 1967 and duly recorded in Lackawanna County Deed Book 640 page 457; thence

(1)

North 40° 25' East about 1,070 feet along aforesaid George Sluck's land and lands conveyed by Parmoff Corporation to Persel Getts et al, by Deed dated September 18, 1969, and duly recorded in Lackawanna County Deed Book 705 page 177 to a corner; thence

(2)

South 50° 00' East about 55 feet along lands conveyed by Parmoff Corporation to A.F. Constanzo and Son by Deed dated September 1, 1965 and duly recorded in Lackawanna County Deed Book 620 page 533, to a corner; thence

(3)

In a generally Southwesterly direction about 1,400 feet along the westerly right of way line of the Continental-Archbald-Pyne Branch of the Erie-Lackawanna Railroad Co., to a corner; thence

(4)

North 50° 00' West about 414 feet along the division line between the Homer Leach and IB. Felts tracts being along lands under contract to the Most Rev. Stephen J. Kocisko, Bishop for St. Mary's Church, Taylor, PA to a corner; thence

(5)

North 40" 25' East about 202 feet along lands now or formerly of the Most Reverend Stephen J. Kocisko, Bishop for St. Mary's Church, Taylor, PA, conveyed as aforesaid to a corner, thence;

(6)

North 49" 35' West about 228 feet containing along lands now or formerly of Most Rev. Stephen Kocisko, Bishop for St. Mary's Church, Taylor, PA, conveyed as aforesaid, to a corner, the place of beginning.

PARCEL II

BEGINNING at a corner in the northerly side line of Oak Street at its intersection with the Westerly side line of 6th Street; thence

(1) North 49" 47' West about 374 feet along the said Northerly side line of Oak Street to a corner; thence

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(2)

In a northeasterly direction about 3,080 feet along the easterly right of way line by its various curves and tangents of the Continental-Archbald-Pyne Branch of the Erie-Lackawanna Railroad Co to a corner; thence

(3)

South 37" 40' East about 821 feet along lands now or formerly of Scranton Lackawanna Industrial Building Co. to a corner; thence

(4)

South 22° 33' East about 228 feet continuing along lands now or formerly of Scranton Lackawanna Industrial Building Co. to a corner, thence

(5)

South 23° 48' West about 180 feet still continuing along lands now or formerly of Scranton Lackawanna Industrial Building Co. to a corner; thence

(6)

South 66" 12' East about 94 feet still continuing along lands now or formerly of Scranton Lackawanna Industrial Building Co. to a corner; thence

(7)

In a Southwesterly and Southeasterly direction about 925 feet along the Westerly right of way line by a curve to the left of the Keysor Valley Branch of the Erie Lackawanna Co to a corner; thence

(8)

South 40° 03' West about 860 feet along lands conveyed by Parmoff Corporation to Daniel Siniawa, et al by Deed dated October 17, 1968 and duly recorded in Lackawanna County Deed Book 670, page 456, to a corner in the division line between Homer Leach and I.B. Felts tracts; thence.

(9)

South 49° 57' East about 150 feet continuing along lands conveyed to Daniel Siniawa, et al as aforesaid, to a corner; thence

(10)

South 40° 03' West about 615 feet along the aforesaid, Westerly side line of 6th Street to a corner, the place of BEGINNING.

PARCEL III:

BEGINNING at a concrete monument distance 80.0 feet Southeasterly at right angles from the center line of the former Continental-Archbald-Pyne Branch of Erie Lackawanna Railroad Company at Station 7940, 93.8, said monument being located in the 36th course described in Parcel No. 3 herein;

(1)

Thence parallel with last mentioned center line South 22" 28' West along the Easterly property line of lands of Erie Lackawanna Railway Company 54.3 feet to a point of curve opposite station 7941+48.1 of aforesaid Branch;

(2)

Thence Southerly along aforesaid easterly property line, on a curve to the left concentric with the center line of aforesaid branch, having a radius of 1.710.73 feet an arc

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distance of 615.5 feet to a point of tangent opposite Station 7947+92.4 of aforesaid branch at which station the center line thereof is offset 13.0 feet, easterly by radial measurement from aforesaid center line;

(3)

Thence South 01° 51' West along aforesaid easterly property line, parallel with said offset center line and its extension southerly a distance of 199.7 feet to a point;

(4)

Thence South 09° 32' West along aforesaid property line 81.65 feet to a point distance of 50.0 feet Easterly at right angles to aforesaid offset center line at a concrete monument at Station 7950+77.7 of said branch;

(5)

Thence South 03 degrees 19 minutes East along, aforesaid Easterly property line and parallel with said offset center line 483.3 feet to a point of a curve opposite a concrete monument at Station 7955+61.0 of aforesaid branch;

(6)

Thence Southerly along aforesaid Easterly property line on a curve to the right having a radius of 4,142.7 feet and concentric with aforesaid offset center line, an arc distance of 977.6 feet more or less to a point in the division line between the former Homer J. Leach and Isaac B. Felts tracts;

(7)

Thence North 56° 29' West along last mentioned division line crossing aforesaid offset center line at Station 7965+05.4, 380.0 feet to a point, being the Westerly property line; of aforesaid Continental-Archbald-Pyne Branch of Erie Lackawanna Railway Company;

(8)

Thence northeasterly along aforesaid westerly property line 758.0 feet, more or less to a point distance 200.00 feet Westerly at right angles from a concrete monument in aforesaid offset center line at Station 7955+61.0;

(9)

Thence North 12° 49' East along aforesaid westerly property line 323.8 feet more or less, to a point distant 110.0 feet Westerly at right angles from aforesaid offset center line at Station 7952+50.0;

(10)

Thence Northeasterly along aforesaid Westerly properly line, 323 feet, more or less, to a point distant 60.0 feet westerly at right angles, from a concrete monument in aforesaid offset center line at Station 7949+38.0;

(11)

Thence North 01° 51' East along aforesaid Westerly property line being parallel with aforesaid offset center line 145.6 feet to a point opposite Station 7949+92.4 at which point the said center line offset 13.0 feet as described in course 2 hereof;

(12)

Thence North 88° 09' West along aforesaid Westerly property line, 33.0 feet to a point distant. 80.0 feet from a concrete monument in the first mentioned center line of the former Continental-Archbald-Pyne Branch at Station 7949+92.4;

(13)

Thence Northerly along aforesaid Westerly property line on a curve to the right

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concentric with the first mentioned center line of said branch, having a radius of 1,870.73 feet an arc distance of 673.1 feet to a point opposite by radial measurement a concrete monument at center line Station 7941 +48.1;

(14)

Thence North 22° 28' minutes East along aforesaid Westerly property line parallel with last mentioned center line and 80.0 feet Northwesterly at right angles therefrom 123.9 feet to a concrete monument opposite last mentioned center line Station 7940+24.2 and being also the beginning point of Parcel No. 3 herein;

(15)

Thence South 44° 02' 30" East and being also along courses No. 36 of aforesaid mentioned Parcel No. 3,174.46 feet to the place of BEGINNING.

PARCEL IV:

BEGINNING at the point of intersection of the easterly property line of land of Erie Lackawanna Railway Company with the division line between the former Homer J. Leach and Isaac B. Felts tracts distant 50 feet easterly by radial measurement from the center line of the former Continental-Archbald-Pyne Branch of Erie Lackawanna Railway Company, said point also being the Southeasterly corner of Parcel No. 4 herein;

(1)

Thence southerly along aforesaid easterly property line on a curve to the right having a radius of 4,142.7 feet an arc distance of 406.9 feet to at point of tangent opposite by radial measurement a concrete monument in the center line of aforesaid branch at Station 7969+28.9;

(2)

Thence South 15° 50' West along aforesaid easterly property line 162.1 feet to a point of curve opposite at right angles a concrete monument in the center line of aforesaid branch at Station 7970+91.0;

(3)

Thence southerly along aforesaid easterly property line on a curve to the left having a radius of 1156.5 feet an arc distance of 87 feet more or less to its intersection with the northerly line of Oak Street;

(4)

Thence North 56° 17' West along the northerly line of Oak Street, 80 feet, more or less to a concrete monument therein and being a corner in the westerly property line of land of Erie Lackawanna Railway Company said point being also the Southeasterly corner of land conveyed by a deed dated August 10, 1914 from the Delaware, Lackawanna and Western Railroad Company to William H. Bowen;

(5)

Thence North 07° 13' East along the Westerly property line of land of Erie Lackawanna Railway Company; being the Easterly line of land conveyed by last mentioned deed dated August 10, 1914, 94.15 feet to a corner marked by a concrete monument and being also in the division line between Lots No. 113 and 114 in Block No. 4 as shown on the Map of Thomas and Atherton's Addition to the Borough of Taylor recorded July 25, 1908 in Lackawanna County Map Book No. 2, page 54;

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(6)

Thence North 00° 34' West along aforesaid westerly property line and being also the Westerly line of a parcel of land conveyed by deed dated August 10, 1914 from William H. Bowen to the Delaware Lackawanna and Western Railroad Company 85.6 feet to a corner marked by a concrete monument;

(7)

Thence North 12" 57' West along aforesaid westerly property line 506.1 feet, more or less, to a point distant 285 feet westerly at right angles, from the centerline of aforesaid branch at Station 7965+00;

(8) Thence North 04° 05' East along aforesaid westerly properly line 131.1 feet, more or less, to a point in the aforementioned division line between the former Homer J. Leach and Isaac B. Felts tracts, & distant 325.54 feet northwesterly along said division line from the center line of aforementioned branch;

(9) Thence, South 56° 29' East along last mentioned division line crossing the center line of aforesaid branch at Station 7965+05.4, 380 feet more or less, to the place of beginning,

BEING known and designated as Tax ID No. 15515-010-001

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Moosic Heights

ALL THAT CERTAIN piece or tract of land situate in the Borough of Moosic, County of Lackawanna and Commonwealth of Pennsylvania, described, according to a Survey of Moosic Heights Mobile Park made by Rollin R. Keisling, P.L.S. dated May 26, 1991, Project No. Moosic-200, as follows, to wit:

BEGINNING at a point, said point being on the Westerly side of a One hundred foot wide Right-of-way of the Pennsylvania Power and Light Company, said point also being where the lands of the Grantors and these now or formerly of Ingersol Rand have a common corner; thence along the said P.P. & L. Right-of-way, South twenty seven degrees, thirty four minutes, one second West, a distance of Five hundred eighty feet to an iron pin set in the said Westerly right-of way, being common to the lands now or formerly of SLIBCO; then along the same, North fifty six degrees, fifty eight minutes, fifty seven seconds West, a distance of Two Thousand eight hundred fifty and fourteen one-hundredths feet to an iron pin set at the Easterly right-of-way of State Route 011 thence along the same. North twenty five degrees, twenty nine minutes, six seconds East, a distance of Fifty and forty four one-hundredths feet to an iron pin set for corner; thence along a car lot reputedly owned by A. Domiano, South fifty six degrees, fifty eight minutes, fifty seven seconds East, a distance of Three hundred ten and seventy nine one-hundredths feet to an iron pin set for corner; thence still by the same, North twenty three degrees, eighteen minutes, twenty two second East, a distance of Five hundred twenty eight and thirty eight one-hundredths feet to an iron pin set in the line of lands now or formerly to T.J. Manchak; thence along the line of said Manchak, and others, South fifty seven degrees, seven minutes, forty two seconds East, a distance of Six hundred twenty two and eighty one-hundredths feet to an iron pin at the Northerly side of the access road leading to S.R, 3031; thence along the said Road, North thirty three degrees, twenty one minutes, eighteen seconds East, a distance of Five Hundred twenty nine and twenty one-hundredths feet to an iron pin at the Westerly side of said S.R. 3031; thence along the said Road, South fifty six degrees, thirty one minutes, fifty seven seconds East, a distance of Fifty feet to a point, being on the Southerly side of the said access road; thence still along the said access Road, South thirty three degrees, twenty one minutes, eighteen seconds West, a distance Five hundred twenty eight and sixty eight one-hundredths feet to the main parcel being conveyed, and being on the Southerly side of the said Right-of way, thence along the Northerly side of the property being conveyed. South fifty seven degrees, seven minutes, forty two seconds East, a distance of One thousand nine hundred seven and twenty one-hundredths feet to the point and place of BEGINNING.

Being known as Tax Parcel ID No. 17618-020-017.

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Oakwood Lake

All that certain piece, parcel or tract of land situate, lying and being in the Township of Tunkhannock, County of Wyoming, Commonwealth of Pennsylvania, bounded and described as follows to wit:

BEGINNING at a point in the center of existing pave of Township Road No. 397 which leads to U.S. Traffic Route No. 6, said beginning point being a corner of Robert C. and Helen M. Fitch lands; thence along line of lands of said Fitch and along line of lands of Reisch Trucking & Transportation Company, Inc., bearing North 24° 40' 22" East 1547.43 feet, partly along stone right of way and old wire, crossing Cruver Pond, also known as Oakwood Lake, to a corner at the northerly waters edge of Cruver Pond, also known as Oakwood Lake, said waters edge established this date using an elevation at the top of concrete spillway for said lake; thence along the waters edge of Cruver pond, also known as Oakwood Lake as established by top of the concrete spillway the following 34 courses, bearing (1) South 59° 35' 25" East 39.25 feet, (2) South 31° 34' 54" East 46.39 feet, (3) South 62° 02' 34" East 95.19 feet, (4) South 56° 31' 19" East 29.10 feet, (5) South 85° 11' 48" East 89.42 feet, (6) South 72° 57' 46" East 58.94 feet, (7) South 52° 37' 14" East, 34.93 feet, (8) South 87° 07' 15" East 76.18 feet (9) South 83° 14' 39" East 52.58 feet (10) South 69° 16' 28" East 84.60 feet, (11) North 32° 40' 03" East 19.22 feet, (12) North 77° 12' 42" East 27.51 feet, (13) South 88° 21' 18" East 82.52 feet, (14) South 63° 45' 41" East 22.76 feet, (15) North 79° 48' 20" East 43.91 feet, (16) North 37° 39' 22" East 78.37 feet, (17) North 88° 33' 10" East 26.62 feet, (18) South 17° 56' 54" East 22.40 feet (19) South 10° 46' 59" West 102.47 feet, (20) South 47° 52' 11" East 24.64 feet, (21) South 06° 14' 54" East 72.50 feet, (22) South 55° 31' 54" West 23.33 feet (23) South 32° 33' 07" East 76.02 feet, (24) South 06° 51' 11" East 130.69 feet (25) South 09° 31' 14" East 127.91 feet, (26) South 14° 29' 39" East 132.78 feet, (27) South 08° 04' 10" East 115.67 feet, (28) South 00° 56' 57" East 113.58 feet, (29) South 06° 07' 18" West 153.69 feet, (30) South 24° 47' 27" West 101.63 feet, (31) South 61° 26' 10" West 71.86 feet, South 15° 27' 58" West 27.94 feet, (33) South 42° 02' 13" West 74.09 feet, and (34) South 20° 57' 32" West 51.48 feet to a corner; thence along the toe of earthen dam for said lake the following four (4) courses; bearing (1) South 21° 52' 47" East 42.58 feet thru an Iron pin set on line to an iron pin set for a corner, (2) South 11° 10' 14" West 29.36 feet to an iron pin set for a corner, (3) South 40° 16' 02" West 27.70 feet to an iron pin set for a corner, and (4) North 88° 10' 02" West 66.11 feet thru an iron pin set on line to a corner in the center of outlet for Oakwood Lake; thence in and along the center of Outlet for said lake the following three courses; bearing (1) South 21° 57' 06" West 115.58 feet, (2) South 03° 31' 19" West 18.90 feet to the end of a 48-inch diameter culvert, and (3) South 01° 34' 34" East 22.95 feet to the center of Township Road No. 397; thence along the centerline of said road the following seven (7) courses, bearing (1) North 79° 44' 45" West 195.62 feet, (2) North 79° 39' 12" West 129.72 feet, (3) North 78° 56' 58" West 129.72 feet, (4) North 77° 19' 41" West 224.28 feet, (5) North 76° 53' 24" West 246.42 feet, (6) North 77° 30' 46" West 147.48 feet, and (7) North 77° 43' 45" West 225.14 feet to the place of beginning.

Parcel No. 26-059.0-249-01-00-00

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EXHIBIT B

LIST OF CONTRACTS

Brookside Village

Agreement by and between HDC Inc. and ARC Management Services with an effective date of March 29, 2010 for water and wastewater treatment services.

Proposal by and between EMG and American Residential Communities for Remediation work dated February 25, 2010 for soil excavation and disposal.

Client Change Order Authorization by and between EMG and American Residential Communities for Remediation work dated July 14, 2010 for soil excavation and disposal.

Maple Manor

None.

Moosic Heights

None.

Oakwood Lake Estates

Agreement by and between HDC Inc. and ARC Management Services with an effective date of March 29, 2010 for water and wastewater treatment services.

Service Agreement Non-Hazardous Wastes by and between Waste Management of Eastern PA and Oakwood Trailer Park with an effective date of October 24, 2007 for trash services.

Pleasant View Estates

Proposal by and between EMG and American Residential Communities for Remediation work dated February 25, 2010 for soil excavation and disposal.

Client Change Order Authorization by and between EMG and American Residential Communities for Remediation work dated July 14, 2010 for soil excavation and disposal.

B - 1

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EXHIBIT C

FORM OF SPECIAL WARRANTY DEED

Prepared by:

Record and return to:

Tax Parcel Number:

THIS INDENTURE is executed the _____ day of _____________________ in the year ____________, and effective as of the ____ day of _________________ in the year ________, between______ __________, a _______________ (hereinafter called the “Grantor”), of the one part, and, ____________ ___, a ________________ (hereinafter called the “Grantee”), of the other part.

WITNESSETH, that the Grantor, for and in consideration of the sum of _________ ($ ______

____), lawful money of the United States of America, unto it well and truly paid by the Grantee, at or before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, has granted, bargain and sold, alienend, enfeoffed, released and confirmed, and by these presents does grant, bargain and sell , alien, enfeoff, release and confirm unto the Grantee, its successors and assigns, the premises described as follows:

ALL THAT CERTAIN lot or piece of ground with the buildings and improvements located thereon, situate in the Township of ________, County of ________, Commonwealth of Pennsylvania, as more particularly described on Exhibit “A” attached hereto (the “Real Property”).

BEING the same premises which ______________, by Deed dated ______, and recorded in the Office of the Recorder of Deeds of ___________ County, Pennsylvania on ______, in Deed Book Volume _____, Page ______, granted and conveyed unto the Grantor, in fee.

UNDER AND SUBJECT to all covenants, conditions, restrictions, and other matters listed on Exhibit B attached hereto and incorporated herein by this reference (the “Permitted Exceptions”).

TOGETHER with all and singular the buildings, improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging, or in any wise appertaining, and the reversions and remainders, rents, issues and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of it, the Grantor, as well at law as in equity, or otherwise howsoever, of, in, and to the same and every part thereof.

TO HAVE AND TO HOLD the said lot or piece of ground above described together with the buildings and improvements thereon erected, hereditaments and premises hereby granted, or mentioned and intended so to be, with the appurtenances, unto the Grantee, its successors and assigns, to and for the only proper use and behalf of the Grantee, its successors and assigns forever.

UNDER AND SUBJECT as aforesaid.

AND the Grantor, for itself and its successors, does covenant, grant and agree, to and with the Grantee, its successors and assigns, by these presents, that it, the Grantor and its successors, all and singular

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the buildings, hereditaments and premises hereby granted or mentioned and intended so to be, with the appurtenances, unto the Grantee, its successors and assigns against it, the Grantor and its successors, and against all and every person and persons whomsoever lawfully claiming or to claim the same or any part thereof, by, from or under it, them or any of them, shall and will, UNDER AND SUBJECT as aforesaid, WARRANT and forever DEFEND.

NOTICE -- THIS DOCUMENT DOES NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL HAVE THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND. THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT.  [This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P. L. 984, as amended.]

IN WITNESS WHEREOF, the Grantor has caused this Indenture to be executed under seal, on the day and year first above written.

GRANTOR: ___________________________________, a___ ________________ By: _____________________________________ Name: ___________________________________ Title:_____________________________________
The address of the above-named Grantee is: _______________________________ _______________________________ _______________________________ On behalf of Grantee

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STATE OF _____________

)

) SS.

COUNTY OF _________

)

I, _________________, a Notary Public in and for said County in the State aforesaid, do hereby         certify that ___________, the _______________ of _____________ _____, a(n) __________, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered such instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, and in the capacity set forth therein.

GIVEN under my hand and notarial seal this_______ day of ____________, 20__.

Notary Public

My Commission expires:   _______________________

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EXHIBIT D

FORM OF BILL OF SALE

THIS BILL OF SALE (“Bill of Sale”), is made as of the        day of                          , 20    by and between _______________________________, a ________________________ (“Seller”) and                          , a                           (“Buyer”).

W I T N E S S E T H:

WHEREAS, by that certain Purchase and Sale Agreement (“Sale Agreement”) dated as of                          , 20    , by and between Seller and Buyer, Seller agreed to sell to Buyer certain real property, and the improvements located thereon (“Real Property”) as more particularly described in Exhibit A attached hereto and incorporated herein by this reference, together with all improvements located thereon (“Real Property”); and

WHEREAS, by deed of even date herewith, Seller conveyed the Real Property to Buyer; and

WHEREAS, in connection with the above described conveyance Seller desires to sell, transfer and convey to Buyer certain items of tangible personal property as hereinafter described.

NOW, THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET OVER and DELIVERED and by these presents does hereby GRANT, SELL, TRANSFER, SET OVER and DELIVER to Buyer, its legal representatives, successors and assigns, all of its right, title and interest in and to (a) all tangible personal property owned by Seller (excluding any computer software which either (i) is licensed to Seller or Seller’s property manager, or (ii) Seller or Seller’s property manager deems proprietary), located on the Real Property and used in the ownership, operation and maintenance of the Real Property, including without limitation the items described in Exhibit A attached hereto and (b) all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for the Real Property, internal analyses, marketing information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate authorization, attorney and accountant work product, and attorney-client privileged documents), relating to the Real Property (herein collectively called the “Personal Property”), to have and to hold, all and singular, the Personal Property unto Buyer forever.

This Bill of Sale is made without any covenant, warranty or representation by, or recourse against, Seller except as expressly set forth in the Sale Agreement and the documents executed in connection therewith.

If any term or provision of this Bill of Sale or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Bill of Sale or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Bill of Sale shall be valid and enforced to the fullest extent permitted by law.

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D-1

IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale as of the date first set forth hereinabove.

_________________________________________, a

__________________________

By:   __________________________________________

Name:    _________________________________________

Title:    __________________________________________

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D-2

EXHIBIT E

FORM OF ASSIGNMENT OF LEASES

THIS ASSIGNMENT OF LEASES (“Assignment”), is made as of the        day of                          , 20    by and between ___________________________________________, a ______________________ (“Assignor”) and                          , a                           (“Assignee”).

W I T N E S S E T H:

WHEREAS, by Purchase and Sale Agreement (“Sale Agreement”) dated as of                          , 20    , by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon (“Property”) as more particularly described in the Sale Agreement; and

WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee certain leases and Assignee shall assume all of the obligations of Assignor under such leases from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

Assignment.  Assignor hereby assigns, sets over and transfers to Assignee all of its right, title and interest in, to and under the leases (“Leases”) with the tenants of the Property identified on Exhibit A attached hereto and incorporated herein by this reference.

2.

Assumption.  Assignee hereby assumes all liabilities and obligations of Assignor under the Leases arising or accruing after the date hereof.

3.

Miscellaneous.  This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of ________________ and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

4.

Severability.  If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

5.

Counterparts.  This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

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E-1

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first set forth hereinabove.

ASSIGNOR:

_________________________________________________,     a

____________________

By:    ____________________________________________

Name:    __________________________________________

Title:    ___________________________________________

ASSIGNEE:

__________________________________________________, a

____________________________

By:   ________________________________________________

Name:    _____________________________________________

Title:   _______________________________________________

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E-2

EXHIBIT F

FORM OF ASSIGNMENT OF INTANGIBLE PROPERTY

THIS ASSIGNMENT OF INTANGIBLE PROPERTY (“Assignment”), is made as of the ______  day of ______________, 20______    by and between ___________________________________________, a ______________________ (“Assignor”) and _______________, a ______________ (“Assignee”).

W I T N E S S E T H:

WHEREAS, by Purchase and Sale Agreement (“Sale Agreement”) dated as of                         , 20    , by and between Assignor and Assignee, Assignor agreed to sell to Assignee certain real property, and the improvements located thereon (“Property”) as more particularly described in the Sale Agreement; and

WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee rights to certain intangible property and that Assignee shall assume all of the obligations of Assignor under such intangible property from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

Assignment of Contracts and Licenses and Permits.  Assignor hereby assigns, sets over and transfers to Assignee all of its right, title and interest, if any, in, to and under (if and to the extent assignable by Assignor without expense to Assignor), (a) all service, supply, maintenance and utility agreements, all equipment leases, and all other contracts, subcontracts and agreements relating to the Real Property and the Personal Property, all of which are listed in Exhibit A attached hereto and incorporated herein by this reference (herein collectively called the “Contracts”), (b) to the extent that the same are in effect as of the date hereof, any licenses, permits and other written authorizations necessary for the use, operation or ownership of the Property (excluding Seller’s right to the names and trademarks “ARC”, “American Residential Communities”, the ARC logo and any other names or marks used by American Residential Communities LLC not related exclusively to the Property, any and all websites maintained by Seller or Seller’s property manager with respect to the Property and any and all telephone numbers maintained by Seller or Seller’s property manager and not used exclusively in connection with the operation of the Property) (herein collectively called the “Licenses and Permits”) and (c) any and all warranties and guarantees relating to the Property (“Warranties”).

2.

Assumption.  Assignee hereby assumes and takes responsibility for all damages, losses, costs, claims, liabilities, expenses, demands, and obligations of any kind or nature whatsoever attributable to the Contracts, the Licenses and Permits and the Warranties arising or accruing after the date hereof.

3.

Covenants.  If and to the extent that any retail installment sale contracts for homes being assigned under this Assignment are not “servicer released” as of the date hereof, Assignor hereby covenants to use reasonable efforts to cause such contracts to be servicer released within sixty (60) days after the date hereof and, in any event, Assignor shall promptly upon receipt thereof remit to Buyer any net revenue received by Assignor under such contracts attributable to the period of time from and after the date hereof.

4.

Miscellaneous.  This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of

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F-1

____________________ and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

5.

Severability.  If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

6.

Counterparts.  This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first set forth hereinabove.

ASSIGNOR:

_________________________________________________,     a

____________________

By:    ____________________________________________

Name:    __________________________________________

Title:    ___________________________________________

ASSIGNEE:

__________________________________________________, a

____________________________

By:   ________________________________________________

Name:    _____________________________________________

Title:   _______________________________________________

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F-2

EXHIBIT G

FORM OF NOTICE TO TENANTS

   Date

Re:

Notice of Change of Ownership of

[Name of Property]

[Property Address]

[City, State]

Ladies and Gentlemen:

You are hereby notified as follows:

1.

That as of the date hereof, _______________________ has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property (the “Property”) to                          (the “New Owner”).

2.

Future notices and rental payments with respect to your leased premises at the Property should be made to the New Owner in accordance with your lease terms at the following address:

____________________________

____________________________

____________________________

____________________________

3.

Your security deposit, if any, has been transferred to the New Owner and as such the New Owner shall be responsible for holding the same in accordance with the terms of your lease.

Sincerely,

__________________________________________________, a

____________________________

By:    ___________________________________________

G- 1

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EXHIBIT H

FORM OF FIRPTA AFFIDAVIT

Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.  For U.S.  tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which holds legal title to a U.S.  real property interest under local law) will be the transferor of the property and not the disregarded entity.  To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by ___________________________________________, a ______________________ (“Seller”), the undersigned hereby certifies the following on behalf of Seller:

1.

Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); and

2.

Seller is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations.

3.

Seller’s U.S.  employer tax identification number is __________; and

4.

Seller’s office address is ____________________________________________.

Seller understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

The undersigned declares that she/he has examined this certification and to the best of her/his knowledge and belief it is true, correct and complete, and she/he further declares that she/he has authority to sign this document on behalf of Seller.

Dated:                             , 20    .

__________________________________________________, a

____________________________

By:   ________________________________________________

Name:    _____________________________________________

Title:   _______________________________________________

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H-1

STATE OF __________

§

§

COUNTY OF _________

§

This instrument was acknowledged before me on                          , 20     by

, a

 of

 a

 on behalf of said company.

Notary Public, State of _____________

MY COMMISSION EXPIRES:

______________________

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H-2

EXHIBIT I

SURVEY

Brookside Village, Berwick, Pennsylvania: survey dated May 25, 2007, prepared by MK Associates, Inc., identified as Project No. 1046-07-1264:066.

Pleasant View Estates, Bloomsburg, Pennsylvania: survey dated August 2, 2007, prepared by MK Associates, Inc., identified as Project No. 1046-07-1264:112.

Maple Manor, Taylor, Pennsylvania: survey dated July 25, 2007, prepared by MK Associates, Inc., identified as Project No. 1046-07-1264:107.

Moosic Heights, Avoca, Pennsylvania: survey dated July 25, 2007, prepared by MK Associates, Inc., identified as Project No. 1046-07-1264:109.

Oakwood Lake Village, Tunkhannock, Pennsylvania: survey dated May 14, 2007, prepared by MK Associates, Inc., identified as Project No. 1046-07-1264:111.

I - 1

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EXHIBIT J

NOTICES OF LITIGATION AND CONDEMNATION

Brookside Village – None.

Maple Manor  – None.

Moosic Heights – Borough of Moosic Municipal Lien Number 2010-CIV-50645.  The Borough of Moosic recorded a Municipal Tax Lien on the real property for unpaid trash service fees owed by residents.  As part of settlement negotiations, the Borough of Moosic filed  a Praecipe to Withdraw the Lien Without Prejudice on August 17, 2010.  Settlement negotiations are ongoing.

Oakwood Lake Estates – None.

Pleasant View Estates - None.

J - 1

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EXHIBIT K

CONFIDENTIALITY AGREEMENT

[attached]

K - 1

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EXHIBIT L

ACCESS AGREEMENT

[attached]

L - 1

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EXHIBIT M

SCHEDULE OF PERSONAL PROPERTY

Brookside Village:

Dell computer system

1 - Brother printer

1 – Brother printer/fax/copier

4 – Filing cabinets

1 – Paper shredder

1 – Floor safe

Phones

2 – Desks

3 – Office chairs

Scag lawn mower    Serial 6711188

Stihl backpack blower  Model BR400

Stihl weed wacker  Model FS100RX

Echo hedge trimmer gas

Generator - Power Back 5000  Serial 9912275382

Small compressor  - Campbell

Utility wagon – Huskee

Golf Cart – Yamaha

Misc. shovels, Rakes, fuel cans, wheel barrow, ladders

Ford F-250 pick up truck VIN 1FTNF21555EA13167

Fisher plow

Fisher Pro-cast Hopper salt spreader

Maple Manor:

2 – Dell Computer systems

2 -  Desks

6 -  Office Chairs

1 – Brother copier/printer/fax

3 -  Filing Cabinets

1 – Key cabinet

1 – Paper shredder

Phones

Kodak camera

Stihl chain saw  Model MS290

Dayton  heater

Craftsman compressor  Serial 91915290

Skill saw table saw

Pressure washer  intek 206

Post hole auger gas

Stihl weed wacker

Troybuilt push mower

John Deere riding mower  Model 325

Yamaha golf cart

EZ Go golf cart

1 – Black and decker drill

1 – Hand grinder

Misc. shovels, rakes, fuel cans, hand tools, wheel barrow

2003 Dodge utility dump truck VIN 3D7MU46D73G838409

Fisher Plow

Salt Spreader

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Moosic Heights:

Dell computer system

1 – Brother copier/printer/fax

1 – HP color printer

1 – Desk

3 – Chairs

2 – Filing cabinets

1 – Paper shredder

Phones

1 – Wheel horse riding lawn mower

1 – John Deere riding lawn mower  Serial M00326B097783

1 - Push mower Serial 12070400750

1 – Utility cart for mower

McCulloch leaf blower  Serial 062702M32EM

Stihl weed wacker model FS46

Bolens gas edger

Yamaha golf cart

Reddy heater

Small compressor

Misc. shovels, rakes, fuel cans, wheel barrow,

2002 Dodge truck VIN 3B7MF36Z92M237657

Fisher plow 9’

Buyer salt spreader

Oakwood Lake Estates:

1 -  Dell computer system

1 -  Brother copier/fax/printer

1 – Brother printer

1 – Metal cabinet

2 – Filing cabinets

1 – Paper shredder

2 – Small lateral filing cabinet

2 – Desks

3 – Office chairs

Yamaha golf cart

John Deere riding lawn mower GSX 48” / snowblower attachment

Utility cart for lawn mower

MTD push mower

Stihl Leaf Blower  Model BR550

Stihl weed wacker  Model FS80R

Thermo heater  Serial  C089083174

2002 Dodge truck VIN 3B6MF36W22M291389

Fisher plow

Buyers salt spreader

Misc. shovels, rakes, fuel cans, ladders, wheel barrow, hand tools

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Pleasant View Estates:

Dixie Chopper  Model SE2750

John Deere Backhoe  JD 310

Yamaha golf cart

Misc. shovels, rakes, ladders, fuel cans

1998 Chevy truck VIN 1GBJC34F3WF014383

Western plow

1995 Chevy 3500 VIN 1GBJC34F6SE206476

Western plow

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EXHIBIT N

FORM OF NOTICE TO VENDORS

Date

Re:

Notice of Change of Ownership of

[Name of Property]

[Property Address]

[City, State]

Reference is made to an agreement with respect to the furnishing by you of certain services at the captioned property.

Effective this date, the new owner of the property is ___________________________.  You should direct all bills, notices and other communications to ____________________________________.

Very truly yours,

SELLER

By:   _______________________________

   Name:    __________________________

    Title:   ______________________________

N - 1

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EXHIBIT O

OTHER SECTION 5.2 PRORATIONS

None.

O - 1

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EXHIBIT P

HOMES

Park Owned Homes as of 10/18/10

Community	Lot #	Serial Number	Manufacturer	Box Size	Year
5242 BROOKSIDE (PA)	187R	PAFL422A52845-HP13	Fleetwood	14 x 66	2005
5242 BROOKSIDE (PA)	096R	PAFL522AB53595HP13	Fleetwood	28 x 44	2006
5242 BROOKSIDE (PA)	085R	vafl519a61936hp13	Fleetwood	16 x 66	2006
5242 BROOKSIDE (PA)	055R	19-06-614-12036	Champion	28 x 44	2006
5242 BROOKSIDE (PA)	092R	19-06-614-12030ab	Champion	28 x 44	2006
5242 BROOKSIDE (PA)	188R	12234531AB	Redman	32 x 40	1999
5241 PLEASANT VIEW (PA)	063R	PAFL422A52875HP13	Fleetwood	14 x 66	2005
5241 PLEASANT VIEW (PA)	102R	vafl519a61938hp13	Fleetwood	16 x 66	2006
5255 MAPLE MANOR	048R	PAFL422A52856HP13	Fleetwood	14 x 76	2005
5255 MAPLE MANOR	140R	PAFL422A52864-HP13	Fleetwood	14 x 76	2005
5255 MAPLE MANOR	210R	PAFL422A53035-HP13	Fleetwood	14 x 66	2005
5255 MAPLE MANOR	217R	PAFL422A53036-HP13	Fleetwood	14 x 66	2005
5255 MAPLE MANOR	227R	PAFL522A53404-HP13	Fleetwood	14 x 66	2005
5255 MAPLE MANOR	235R	PAFL522A53405-HP13	Fleetwood	14 x 66	2005
5255 MAPLE MANOR	268R	PAFL522A53408-HP13	Fleetwood	14 x 66	2005
5255 MAPLE MANOR	267R	PAFL522A53411-HP13	Fleetwood	14 x 66	2005
5255 MAPLE MANOR	242R	pafl522a53413hp13	Fleetwood	14 x 66	2005
5255 MAPLE MANOR	259R	PAFL522A53412HP13	Fleetwood	14 x 66	2005
5255 MAPLE MANOR	071R	VAFL519A61821HP13	Fleetwood	14 x 66	2006
5255 MAPLE MANOR	056R	VAFL519A61825HP13	Fleetwood	14 x 66	2006
5255 MAPLE MANOR	234R	VAFL519A61826HP13	Fleetwood	14 x 66	2006
5255 MAPLE MANOR	086R	VAFL519A61822HP13	Fleetwood	14 x 66	2006
5255 MAPLE MANOR	082R	VAFL519A61843-HP13	Fleetwood	14 x 56	2006
5255 MAPLE MANOR	258R	vafl519a61824-hp13	Fleetwood	14 x 66	2006
5255 MAPLE MANOR	096R	VAFL519A61841-HP13	Fleetwood	14 x 56	2006
5255 MAPLE MANOR	005R	12242693	Redman	14 x 66	2004
5255 MAPLE MANOR	205R	12241026	Redman	14 x 66	2003
5255 MAPLE MANOR	270R	08L65303	Liberty	14 x 76	1997
5255 MAPLE MANOR	006R	6387	Not Applicable	16 x 76	1985
5257 MOOSIC HEIGHTS	313R	pafl522a53456hp13	Fleetwood	24 x 44	2005
5257 MOOSIC HEIGHTS	511R	PAFL522A53407HP13	Fleetwood	14 x 66	2005
5257 MOOSIC HEIGHTS	704R	PAFL522A53409HP13	Fleetwood	14 x 66	2005
5257 MOOSIC HEIGHTS	602R	PAFL522A53513HP13	Fleetwood	14 x 66	2005
5257 MOOSIC HEIGHTS	116R	pafl522a53417hp13	Fleetwood	14 x 66	2006
5257 MOOSIC HEIGHTS	707R	pafl522a53509hp13	Fleetwood	14 x 66	2006
5257 MOOSIC HEIGHTS	603R	pafl522a53511hp13	Fleetwood	14 x 66	2006
5257 MOOSIC HEIGHTS	610R	VAFL519A61829-HP13	Fleetwood	14 x 66	2006
5257 MOOSIC HEIGHTS	719R	VAFL519A61828-HP13	Fleetwood	14 x 66	2006

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5257 MOOSIC HEIGHTS	317R	VAFL519A61830-HP13	Fleetwood	14 x 66	2006
5257 MOOSIC HEIGHTS	204R	VAFL519A61844HP13	Fleetwood	14 x 56	2006
5257 MOOSIC HEIGHTS	209R	vafl519a61845-hp13	Fleetwood	14 x 56	2006
5257 MOOSIC HEIGHTS	500R	5K110791I	Skyline	14 x 76	1996
5257 MOOSIC HEIGHTS	508R	m310-0172-v	Skyline	16 x 76	2007
5257 MOOSIC HEIGHTS	608R	NLH1140	Not Applicable	14 x 70	1991
5259 OAKWOOD (PA)	17R	11716	Not Applicable	14 x 56	1987
5259 OAKWOOD (PA)	59R	VAFL519A61942HP13	Fleetwood	16 x 66	2006
5259 OAKWOOD (PA)	57R	VAFL519A61943HP13	Fleetwood	16 x 66	2006
5259 OAKWOOD (PA)	15R	VAFL519A61941HP13	Fleetwood	16 x 66	2006
5259 OAKWOOD (PA)	02R	PAFL522AB53535BH13	Fleetwood	24 x 44	2006

Manager/Office Homes

Brookside 5242	089O	PAFL422A53003-HP13	Fleetwood	14 x 56	2005
Brookside 5242	202M	0110-0263-P	Skyline	14 x 66	1980
Moosic Heights 5257	118O	VAFL519A61847HP13	Fleetwood	14 x 56	2006

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EXHIBIT Q

NOTES

As of October 18, 2010

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EXHIBIT R

RECOURSE NOTES

As of October 18, 2010

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EXHIBIT S

ADDITIONAL HOMES

None.

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S-1

EXHIBIT T

INDEMNITY

BUYER’S INDEMNIFICATION

___________________, a _________________ (“Buyer”), makes this Buyer’s Indemnification in favor of ___________________, a Delaware limited liability company and its affiliates and related parties (collectively, the “Seller Parties”).  For good and valuable consideration, Buyer hereby agrees to protect, defend, release, indemnify and hold harmless the Seller Parties from any Losses (defined below) imposed on, incurred by, or asserted against any of the Seller Parties, directly or indirectly, arising out of or in connection with the manufactured homes for which a certificated of title was not delivered to Buyer at Closing (as such term is defined in the Purchase and Sale Agreement dated as of __________, 20 _________ between Buyer and ______________ (including those manufactured homes listed on Schedule 1 attached hereto) and any incidents occurring in, on, under or around such homes after the date of the Closing.  The term “Losses” shall mean any claims, suits, liabilities, actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, and amounts paid in settlement of whatever kind including attorneys’ fees and all other costs of defense.

______________________, a ______________________

By: _____________________________________________

Name:   _________________________________________

Title:     _________________________________________
Date:     _______________, 20____

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SCHEDULE 1 TO EXHIBIT T

List of Homes

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EXHIBIT U

FORM OF ASSIGNMENT OF SUPPLEMENTAL AGREEMENTS

THIS ASSIGNMENT OF SUPPLEMENTAL AGREEMENTS (“Assignment”) is made as of the ___ day of ________________, 20 ____ by and among ENSPIRE FINANCE LLC, a  Delaware limited liability  company, ARC DEALERSHIP LLC, a Delaware limited liability company, and ____________, a Delaware limited liability company (“__________”) (each of the foregoing may be individually referred to as an “Assignor”, and collectively as “Assignors”) and ______________, a ______________ (“Assignee”).

W I T N E S S E T H:

WHEREAS, by Purchase and Sale Agreement (“Sale Agreement”) dated as of _____________, 200__, by and between ____________, a ____________(“Seller”) and Assignee, Seller agreed to sell to Assignee certain real property, and the improvements located thereon (the “Community”) as more particularly described in the Sale Agreement: and

WHEREAS, certain residents of the Community may have delivered so-called Supplemental Agreements or similar agreements (collectively, the “Supplemental Agreements”) to one or more of the Assignors pursuant to which any such resident agrees to pay certain liquidated damages to Assignor in the event such resident does not maintain its home in the Community; and

WHEREAS, Assignor desires to assign its rights, title and interest under the Supplemental Agreements for the Community.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

Assignment of Supplemental Agreements.  Each Assignor hereby assigns, sets over and transfers to each Assignee all right, title and interest of each respective Assignor in, to and under (if and to the extent assignable by Assignor without expense to Assignor) the Supplemental Agreements.

2.

Assumption.  Each Assignee hereby assumes and takes responsibility for all damages, losses, costs, claims, liabilities, expenses, demands, and obligations of any kind or nature whatsoever attributable to the Supplemental Agreements arising or accruing after the date hereof.

3.

Affiliate Agreements.  Notwithstanding anything to the contrary contained in the Sale Agreement and any of the other documents entered into and/or delivered in connection with the transaction referred to in the Sale Agreement, no right, title or interest in any Affiliate Agreement has been assigned, sold or transferred in any manner to any Assignee or affiliate thereof and each Assignee agrees, on behalf of itself and any affiliate, that any purported assignment of such right, title or interest shall be null, void and of no force and effect.  For purposes hereof, an “Affiliate Agreement” shall include any agreement, written or oral, between or among one or more of the Assignors and/or any direct or indirect affiliates or related parties of any Assignor.

4.

Miscellaneous.  This Assignment and the obligations of the parties hereunder shall survive the closing of the transactions referred to in the Sale Agreements and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of

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U-1

and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.

4.

Severability.  If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

5.

Counterparts.  This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first set forth hereinabove.

ASSIGNOR:

ARC DEALERSHIP LLC, a Delaware limited liability company

By:______________________________________

Name: ___________________________________

Title:____________________________________

ENSPIRE FINANCE LLC, a Delaware limited liability company

By:_____________________________________

Name:___________________________________

Title:____________________________________

___________________, a Delaware limited liability company

By:______________________________________

Name:___________________________________

Title:____________________________________

ASSIGNEE:

_______________________________, a _________________

By:______________________________________

Name:___________________________________

Title:____________________________________

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U-2

EXHIBIT V

TITLE POLICIES

[see attached]

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V-1

EXHIBIT W

VIOLATIONS

Brookside Village – Upon removal of underground storage tanks at the community, 2 tanks at Brookside Village were found to be leaking and The Pennsylvania Dept of Environmental Protection (“PADEP”) issued a violation.  Remediation efforts were subsequently completed and Seller has submitted the remediation report and site assessments to PADEP and is awaiting a response that no further action is necessary.

Maple Manor – None.

Moosic Heights - The Borough of Moosic filed a Municipal Tax Lien on the real property for unpaid trash service fees owed by residents (Borough of Moosic Municipal Lien Number 2010-CIV-50645).  As part of settlement negotiations, the Borough of Moosic filed a Praecipe to Withdraw the Lien Without Prejudice on August 17, 2010.  Settlement negotiations are ongoing.

Oakwood Lake Estates - None.

Pleasant View Estates - Upon removal of underground storage tanks at the community, 1 tank at Pleasant View Estates was found to be leaking and PADEP issued a violation.  Remediation efforts were subsequently completed and Seller has submitted the remediation report and site assessments to PADEP and is awaiting a response that no further action is necessary.

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W-1